As filed with the Securities and Exchange Commission on April 22, 2008

Registration No. 333-106721

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 60	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE & ANNUITY COMPANY
(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY
(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant, Esq.
Assistant Vice President
Pacific Life & Annuity Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec III-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT
EXEC III – NYPROSPECTUS MAY 1, 2008
Pacific Select Exec III - NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of all of the Investment Options available under your Policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Equity (formerly Mid-Cap Value) Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market	High Yield Bond Managed Bond Inflation Managed Comstock Mid-Cap Growth Real Estate Small-Cap Equity

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III

BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Class 2
Fidelity VIP Freedom 2010 Class 2
Fidelity VIP Freedom 2015 Class 2
Fidelity VIP Freedom 2020 Class 2
Fidelity VIP Freedom 2025 Class 2
Fidelity VIP Freedom 2030 Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Portfolio Service Class
INTECH Risk-Managed Core Portfolio Service Class
Mid Cap Growth Portfolio Service Class	Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
PL&A does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT EXEC III – NY
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

BENEFITS AND RISKS OF PACIFIC SELECT EXEC III – NY

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	2.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date	$0.73–$44.81 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$12.65 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[4]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[5]	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[6]

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The surrender charge is based on the Age and Risk Class of the Insured. The surrender charge is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

3	There is no charge currently imposed upon a transfer.

4	We do not currently charge administrative or underwriting service fees.

5	Certificate of Coverage is available without charge.

6	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of a discounted Net Amount at Risk	$0.04–$16.44 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.29 per $1,000 of a discounted Net Amount At Risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge[3] Minimum and maximum	Monthly Payment Date for 10 years, beginning effective date of coverage for initial Face Amount and for each Face Amount increase	$0.06–$0.50 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.75% annually (0.0625% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.35% annually (0.029% monthly) of Accumulated Value in excess of $25,000 in Investment Options[4]	Same

Loan interest charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL BENEFITS Minimum and Maximum[6]

Annual Renewable Term Rider	Monthly Payment Date
Cost of insurance		$0.06–$7.93 per $1,000 of a discounted Net Amount At Risk	$0.05–$4.37 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Mortality and expense risk face amount charge		$0.06–$0.37 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$7.93 per $1,000 of a discounted Net Amount At Risk	$0.05–$4.37 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female select non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.06 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

FEE TABLES

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same
Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Segment.

2	When the Insured reaches Age 100, this charge is reduced to $0.

3	The mortality and expense risk charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. Each Face Amount increase will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. Ask your registered representative for information on this charge for your Policy. The mortality and risk face amount charges shown in the table may not be typical of the charges you will pay. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4	Starting in Policy Year 11 and thereafter, the mortality and expense risk asset charge is reduced to 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in the Investment Options.

5	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

6	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your registered representative or us. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

 Total annual Fund operating expenses
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2007, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses to the other Funds. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec III - NY variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-888-595-6997.
Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.
Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.
Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.
Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT EXEC III – NY BASICS
Pacific Select Exec III - NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a Pacific Select Exec III - NY life insurance Policy, you’re entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.
Issuing the Policy
Your registered representative will assist you in completing your application for the Policy. Your registered representative’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 15 through 85 at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

PACIFIC SELECT EXEC III – NY BASICS

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a Pacific Select Exec III - NY Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

PACIFIC SELECT EXEC III – NY BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. The free look period ends 10 days after you receive your Policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund will be the amount of the premium payments you’ve made. We’ll always deduct any Policy Debt from the amount we refund to you.
If you exercise your Free Look Right, we’re required to refund the premium payments you’ve made. We’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose.
The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy

•	when we consider your Policy to be In Force.
Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any PL&A address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the

PACIFIC SELECT EXEC III – NY BASICS

calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.
For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.
Telephone and Electronic Transactions
You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a Telephone and Electronic Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between Investment Options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a Policy loan (by telephone only).
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.
Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.
When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

THE DEATH BENEFIT

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,680.21

If the Death Benefit equals the Guideline Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.
Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$185,460 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,408.68
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,003.78
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,003.78
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,003.78

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

THE DEATH BENEFIT

Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Changing the Face Amount
You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You may request an increase in your Policy’s Face Amount starting on the first Policy Anniversary.

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge, surrender charge and maximum surrender charge.

•	For any increase in Face Amount which arises from conversion of a term Rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

•	We will allow an increase in Face Amount only if the resulting Death Benefit increase at least equals our minimum limit on the request date.

•	We will not allow an increase if there has been a prior decrease in Face Amount, including any decrease caused by a withdrawal.
Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Here are some additional things you should know about decreasing the Face Amount:

•	You may not decrease your Policy’s Face Amount prior to the fifth anniversary of:

•	your Policy Date

•	the effective date of any increase.

•	We’ll apply any decrease in the Face Amount in the following order:

•	to the most recent increases you made to the Face Amount in the order you made them

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Optional Riders
There are six optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Annual Renewable Term Rider
Provides annual renewable term insurance on the Insured until Age 80.

•	Annual Renewable and Convertible Term Rider
Provides annual renewal term insurance on members of the Insured’s immediate family.

THE DEATH BENEFIT

•	Children’s Term Rider
Provides term insurance for the children of the Insured.

•	Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

•	Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider
Waives certain charges if the Insured becomes totally disabled before age 60.
Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlifeandunnuity.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
Under certain circumstances, combining a Policy with an Annual Renewable Term Rider may result in a Face Amount equal to the Face Amount of a single Policy.
In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy and Annual Renewable Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a 2.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.
Limits on the Premium Payments You Can Make
We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
We allocate your first premium on the Free Look Transfer Date. We hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), an affiliate of PL&A, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

HOW PREMIUMS WORK

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.
The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.
There is no charge for using this feature.
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 2, 2008. For more information regarding the portfolio optimization models available until May 2, 2008, see Appendix B. You should review this information carefully before selecting or changing a model.

HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

Less Volatile < ---------------------------------------------------------------- > More Volatile

YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Persistency credit
Your Policy may be eligible for a persistency credit. Here’s how it works:
Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.
Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.30%.
Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.
Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

YOUR POLICY’S ACCUMULATED VALUE

We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.
Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.
Guaranteed period
We’ll guarantee our current cost of insurance rates for five years.
If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due. Because the monthly deduction of cost of insurance charges occurs in advance of the insurance coverage for the full month, we discount the Death Benefit for one full month at an assumed annual interest rate of 3%.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each segment of coverage. The sum of these amounts is your cost of insurance charge.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month during the first 10 Policy Years, at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

•	M&E risk asset charge We deduct a risk asset charge every month.

During Policy Years 1 through 10, we charge an annual rate of 0.75% (0.0625% monthly), of the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options, plus an annual rate of 0.35% (0.0292% monthly), of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

During Policy Years 11 and thereafter, we charge an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 in the Variable Investment Options after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:

•	$44.45 (($350,000 ÷ 1,000) × 0.127).
The monthly charge for the M&E risk asset charge is $17.09 in Policy Years 1 through 10 (($25,000 × 0.0625%) plus ($5,000 × 0.0292%)).
The monthly charge for the M&E risk asset charge is $9.58 in Policy Year 11 and thereafter (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.
Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.

YOUR POLICY’S ACCUMULATED VALUE

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.
If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.
Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-888-595-6997 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Exec III - NY Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios. Pacific Life Fund Advisors LLC also does business under the name “Pacific Asset Management”, and manages two of the portfolios directly as Pacific Asset Management. They retain other portfolio managers to manage the other portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.
Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

YOUR INVESTMENT OPTIONS

OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.
Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
PL&A is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Equity
(formerly Mid-Cap Value)	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Freedom Income	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

YOUR INVESTMENT OPTIONS

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	Janus Capital Management LLC

Mid Cap Growth Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Advisor, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Advisor, LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Exec III - NY Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to PL&A). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

YOUR INVESTMENT OPTIONS

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 policy years, and 3.3% thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your registered representative for current interest rates.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed Options in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Exec III - NY Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Class 2, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity

YOUR INVESTMENT OPTIONS

with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.
Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.
We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Exec III - NY Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.55%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3% during the first 10 policy years, and 3.3% thereafter. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.55% in Policy Year 10 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% during the first 10 policy years, and 3.3% thereafter on the amount in the Loan Account.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) - d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
 b = 1.03 during Policy Years 1 through 10, and 1.033 during Policy Year 11 and thereafter
 c = 1.0355
 d = any Policy Debt.

WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow
For a Policy in Policy Year 5 with:

•	Accumulated Value of $100,000

•	Policy Debt of $60,000

•	a most recent monthly charge of $225
If the Policy is in Policy Year 1 through 10 and the surrender charge is $5,000 on the day the loan is taken, the maximum amount you can borrow is the greater of:
$25,000
((90% × $100,000) - $60,000 - $5,000)
or
$31,809.75
(a × (b ÷ c)) - d, where:
a = $92,300 ($100,000 - $5,000 - (12 × $225))
b = 1.03
c = 1.0355
d = $60,000
If the Policy is in Policy Year 11 or thereafter, and there has been no increase in Face Amount, the surrender charge is $0 and the maximum amount you can borrow is the greater of:
$30,000
(90% × $100,000) - $60,000 - $0)
or
$37,065.04
(a × (b ÷ c)) - d, where:
a = $97,300 ($100,000 - $0 - ($12 × $225))
b = 1.033
c = 1.0355
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the amount we refund if you exercise your Free Look Right.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.
Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.
You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.

WITHDRAWALS, SURRENDERS AND LOANS

Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive.
Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Your Policy has a surrender charge and maximum surrender charge, based on the Age and Risk Class of the Insured, and each $1,000 of initial Face Amount.

•	The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years.

•	The amount of the surrender charge will never exceed the maximum surrender charge. The maximum surrender charge is level for the first 10 Policy Years, and reduces to $0 thereafter.

•	There’s no surrender charge on the initial Face Amount after 10 Policy Years.

•	We guarantee the surrender charge rates will not increase.

•	If you increase your Policy’s Face Amount, each increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge or maximum surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the Pacific Select Exec III - NY Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Reduced Paid-Up Benefit
You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.
If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.
The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

GENERAL INFORMATION ABOUT YOUR POLICY

Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.
There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Policy Exchange
If your Policy is issued in Connecticut or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.
The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.
Errors on Your Application
If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Guideline Minimum Death Benefit for the correct Age.
We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.
Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

ABOUT PL&A
Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2006, we had statutory assets of $2,415 million.
PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.
We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

ABOUT PL&A

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or

•	the date you receive the notice, whichever is later.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.
These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/

ABOUT PL&A

dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.
BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.
You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.
State Regulation
We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

ABOUT PL&A

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.
Registration Statement
We’ve filed a registration statement with the SEC for Pacific Select Exec III - NY, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.
The statements of financial condition of PL&A as of December 31, 2007 and 2006 and the related statements of operations, stockholders’s equity and cash flows for each of the three years in the period ended December 31, 2007 are contained in the SAI.

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 2, 2008
If you select a portfolio optimization model, until May 2, 2008, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 2, 2008, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

B-1

PACIFIC SELECT
EXEC III-NY
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec III - NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Call, e-mail or write to us at:
Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103
1-888-595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-09389
333-106721

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
PACIFIC SELECT EXEC III – NY
PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec III-NY is a variable life insurance policy offered by Pacific Life & Annuity Company.
This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2008, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103
1-888-595-6997

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MORE ON THE OPTIONAL RIDERS
There are six optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Annual Renewable Term Rider
Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 79 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk Face Amount charge is $0.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable and Convertible Term Rider
Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.
At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.
The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 80.

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Children’s Term Rider
Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.
Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.
This Rider is not available if you select a Waiver of Charges Rider.
The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.
Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.
Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.
Waiver of Charges Rider
Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.
The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.
This Rider is not available if you select a Disability Benefit Rider.

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The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.
PREMIUM LIMITATIONS
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.
Guideline Premium Limit
If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.
We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.
Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.
Modified Endowment Contract
A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.
Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.
In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.
If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.
Increasing the Net Amount At Risk
An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

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TRANSFER SERVICES
You may only participate in one transfer service at any time.
Dollar Cost Averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.
Portfolio Rebalancing
The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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First Year Transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.

•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.

•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.
WITHDRAWAL FEATURES
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.
Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.
Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.
We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.
Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.
The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.
After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.
We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.
Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.
You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.
MORE ON POLICY CHARGES
How We Calculate the Surrender Charge
If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured for each $1,000 of the initial Face Amount of your Policy. The amount of the surrender charge assessed on the Policy will be the lesser of the amount calculated using the surrender charge for the Policy, or the maximum surrender charge for the Policy.
The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years.
The maximum surrender charge does not change during the first 10 Policy Years, and then is reduced to zero at the end of the 10th Policy Year. The most we will assess on the initial Face Amount is $44.81 per $1,000 of Face Amount.
Please refer to your policy and any supplemental schedule of benefits for maximum surrender charges.

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An example
For a Policy:

•	that insures a male select non-smoker who is Age 45 when the Policy is issued
•	with an initial Face Amount of $350,000
The surrender charge is:

•	$8,757.00 in the first Policy Year (($350,000 ÷ $1,000) × 25.02)
•	$2,919.16 at the end of the seventh Policy Year ($8,757.00 - ($8,757.00 × .9259% × 72 months))
We will never deduct more than the maximum surrender charge, which is $4,426.10.
Underwriting methods
We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.
Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.
Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.
The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.
Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.
Increases in Face Amount
Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.
If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all coverage segments that would have been payable at the

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beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all coverage segments. We then prorate the Net Amount At Risk for each coverage segment in the same proportion that the Face Amount of each coverage segment bears to the total Face Amount for all coverage segments. The discounted Net Amount At Risk for each coverage segment is multiplied by the current COI rate for that coverage segment.
MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES
This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.
Mortality and expense charges
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.
The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Investor control
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

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With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.
Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.
Comparison to Taxable Investments
With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.
MORE ON PL&A AND THE POLICIES
How We’re Organized
PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.
PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.
How Policies Are Administered
Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2007, Pacific Life had $207.5 billion of individual life insurance in force and total admitted assets of approximately $96.6 billion.
Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

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Distribution Arrangements
Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2007, 2006 and 2005 was $842,191.51, $1,603,755.71 and $631,547.18, respectively, of which $0 was retained.
PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	3% of premiums paid up to the first target premium after the first Policy Year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.
A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insureds on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insureds. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.
PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.
In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 42% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 11.5% on targets 2 and 3, 1.5% on targets 4-10, and 1% thereafter. Such additional compensation may give PL&A greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.
As of December 31, 2007, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities,

10

Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.
We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.
The Separate Account
The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.
The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.
Performance
Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.
Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.
Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

11

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.
We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.
Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.
Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.
We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.
In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.
Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
Yields
The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.
Money Market Variable Account
The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

12

Other Variable Accounts
“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.
The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
Money Market portfolio
Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Other portfolios
Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.
Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula:

13

P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements
The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.
These are followed by the statements of financial condition of PL&A as of December 31, 2007 and 2006 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.
Experts
The statements of financial condition of PL&A as of December 31, 2007 and 2006 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life & Annuity Company:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity (formerly VN Small-Cap Value), Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, Risk-Managed Core Service Class, Mid Cap Growth Service Class, MFS Utilities Series Service Class, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, Van Eck Worldwide Hard Assets, and ETF 2020 Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 29, 2008

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth (1)	Small-Cap Growth (1)	16,055	$139,092	$213,577
International Value	International Value	115,196	1,888,698	2,112,392
International Small-Cap	International Small-Cap	6,903	70,643	73,627
Equity Index	Equity Index	43,091	1,128,869	1,450,048
Small-Cap Index	Small-Cap Index	74,661	872,535	1,019,837
Diversified Research	Diversified Research	26,736	285,544	360,974
Equity	Equity	6,036	112,215	133,780
American Funds® Growth-Income	American Funds Growth-Income	37,815	432,384	471,567
American Funds Growth	American Funds Growth	18,682	223,570	269,005
Large-Cap Value	Large-Cap Value	176,810	2,209,670	2,513,091
Technology	Technology	30,131	127,643	230,982
Short Duration Bond	Short Duration Bond	52,701	511,041	508,499
Floating Rate Loan (2)	Floating Rate Loan	5,217	51,966	49,090
Diversified Bond	Diversified Bond	14,186	142,792	138,654
Growth LT	Growth LT	23,315	357,899	608,312
Focused 30	Focused 30	16,770	115,683	270,372
Health Sciences	Health Sciences	141,536	1,434,757	1,709,093
Mid-Cap Value	Mid-Cap Value	83,036	1,103,019	1,424,978
Large-Cap Growth	Large-Cap Growth	241,978	1,745,385	2,270,063
International Large-Cap	International Large-Cap	126,896	907,375	1,204,778
Small-Cap Value	Small-Cap Value	32,362	444,730	466,041
Multi-Strategy	Multi-Strategy	20,541	301,019	367,803
Main Street® Core	Main Street Core	41,456	776,133	1,034,629
Emerging Markets	Emerging Markets	45,864	316,812	961,369
Managed Bond	Managed Bond	131,491	1,440,046	1,489,953
Inflation Managed	Inflation Managed	82,155	914,327	932,715
Money Market	Money Market	99,828	1,006,567	1,006,240
High Yield Bond	High Yield Bond	66,809	438,280	439,461
Comstock	Comstock	57,534	553,106	588,126
Mid-Cap Growth	Mid-Cap Growth	172,887	1,538,894	1,820,544
Real Estate	Real Estate	34,088	455,995	741,004
Small-Cap Equity (3)	Small-Cap Equity (3)	2,933	35,703	37,507

	M Fund, Inc.
II	Turner Core Growth	761	10,259	14,857
III	Frontier Capital Appreciation	355	7,140	8,780
V	Business Opportunity Value	1,060	11,677	12,831

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	730	11,790	10,069
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	2,929	39,611	42,559

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund® Service Class 2	11,152	342,038	306,228
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	362	13,102	16,166
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	3,810	127,038	135,747
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	504	6,542	6,356

	Janus Aspen Series
International Growth Service Class (2)	Janus Aspen International Growth Service Class	967	60,523	62,382
Risk-Managed Core Service Class (2)	Janus Aspen INTECH Risk-Managed Core Service Class	245	3,152	3,260
Mid Cap Growth Service Class (2)	Janus Aspen Mid Cap Growth Service Class	87	3,138	3,371

	MFS® Variable Insurance Trust
MFS Utilities Series Service Class (2)	MFS Utilities Series Service Class	2,157	69,495	73,564

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth — II	5,814	61,025	68,021
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income — II	4,259	106,194	100,719

	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Worldwide Hard Assets	4,427	140,704	182,364

	XTF Advisors Trust
ETF 2020 (2)	ETF 2020	3,088	31,407	30,542

(1)	Formerly named Fasciano Small Equity Variable Account and Fasciano Small Equity Portfolio.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(3)	Formerly named VN Small-Cap Value Variable Account and VN Small-Cap Value Portfolio.

American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

ASSETS
Investments in portfolios, at value	$213,577	$2,112,392	$73,627	$1,450,048	$1,019,837	$360,974	$133,780
Receivables:
Due from Pacific Life & Annuity Company	119	1,395	128	1,134	2,012	613	957

Total Assets	213,696	2,113,787	73,755	1,451,182	1,021,849	361,587	134,737

LIABILITIES
Payables:
Fund shares purchased	118	1,395	128	1,133	2,011	613	957

Total Liabilities	118	1,395	128	1,133	2,011	613	957

NET ASSETS	$213,578	$2,112,392	$73,627	$1,450,049	$1,019,838	$360,974	$133,780

Units Outstanding	20,842	149,065	6,928	127,748	61,433	26,203	16,004

Accumulation Unit Value	$10.25	$14.17	$10.63	$11.35	$16.60	$13.78	$8.36

Cost of Investments	$139,092	$1,888,698	$70,643	$1,128,869	$872,535	$285,544	$112,215

	American Funds	American Funds	Large-Cap		Short Duration	Floating	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Rate Loan	Bond

ASSETS
Investments in portfolios, at value	$471,567	$269,005	$2,513,091	$230,982	$508,499	$49,090	$138,654
Receivables:
Due from Pacific Life & Annuity Company	7,077	6,746	1,220	107	62	6	21

Total Assets	478,644	275,751	2,514,311	231,089	508,561	49,096	138,675

LIABILITIES
Payables:
Fund shares purchased	7,077	6,745	1,220	107	62	6	21
Other	3	—	2	—	2	—	—

Total Liabilities	7,080	6,745	1,222	107	64	6	21

NET ASSETS	$471,564	$269,006	$2,513,089	$230,982	$508,497	$49,090	$138,654

Units Outstanding	36,082	18,573	178,620	24,493	44,980	5,003	13,026

Accumulation Unit Value	$13.07	$14.48	$14.07	$9.43	$11.31	$9.81	$10.64

Cost of Investments	$432,384	$223,570	$2,209,670	$127,643	$511,041	$51,966	$142,792

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

ASSETS
Investments in portfolios, at value	$608,312	$270,372	$1,709,093	$1,424,978	$2,270,063	$1,204,778	$466,041
Receivables:
Due from Pacific Life & Annuity Company	841	13	571	1,041	—	293	181
Fund shares redeemed	—	—	—	—	97	—	—

Total Assets	609,153	270,385	1,709,664	1,426,019	2,270,160	1,205,071	466,222

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	97	—	—
Fund shares purchased	840	13	571	1,041	—	292	180

Total Liabilities	840	13	571	1,041	97	292	180

NET ASSETS	$608,313	$270,372	$1,709,093	$1,424,978	$2,270,063	$1,204,779	$466,042

Units Outstanding	75,327	11,721	110,774	69,388	224,870	80,303	21,026

Accumulation Unit Value	$8.08	$23.07	$15.43	$20.54	$10.09	$15.00	$22.16

Cost of Investments	$357,899	$115,683	$1,434,757	$1,103,019	$1,745,385	$907,375	$444,730

(1)	Formerly named Fasciano Small Equity Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

ASSETS
Investments in portfolios, at value	$367,803	$1,034,629	$961,369	$1,489,953	$932,715	$1,006,240	$439,461
Receivables:
Due from Pacific Life & Annuity Company	468	790	280	809	74	619	—
Fund shares redeemed	—	—	—	—	—	—	30

Total Assets	368,271	1,035,419	961,649	1,490,762	932,789	1,006,859	439,491

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—	30
Fund shares purchased	468	790	218	809	74	616	—

Total Liabilities	468	790	218	809	74	616	30

NET ASSETS	$367,803	$1,034,629	$961,431	$1,489,953	$932,715	$1,006,243	$439,461

Units Outstanding	26,797	90,329	24,981	93,005	56,496	81,086	30,794

Accumulation Unit Value	$13.73	$11.45	$38.49	$16.02	$16.51	$12.41	$14.27

Cost of Investments	$301,019	$776,133	$316,812	$1,440,046	$914,327	$1,006,567	$438,280

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity (1)	II	III	V

ASSETS
Investments in portfolios, at value	$588,126	$1,820,544	$741,004	$37,507	$14,857	$8,780	$12,831
Receivables:
Due from Pacific Life & Annuity Company	871	455	1,051	46	—	—	—

Total Assets	588,997	1,820,999	742,055	37,553	14,857	8,780	12,831

LIABILITIES
Payables:
Fund shares purchased	871	454	1,051	46	—	—	—

Total Liabilities	871	454	1,051	46	—	—	—

NET ASSETS	$588,126	$1,820,545	$741,004	$37,507	$14,857	$8,780	$12,831

Units Outstanding	47,965	151,580	25,666	2,625	866	520	866

Accumulation Unit Value	$12.26	$12.01	$28.87	$14.29	$17.15	$16.89	$14.81

Cost of Investments	$553,106	$1,538,894	$455,995	$35,703	$10,259	$7,140	$11,677

	BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	International
	Basic Value	Global Allocation	Contrafund®	Growth	Mid Cap	Value Strategies	Growth
	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class

ASSETS
Investments in portfolios, at value	$10,069	$42,559	$306,228	$16,166	$135,747	$6,356	$62,382
Receivables:
Due from Pacific Life & Annuity Company	21	20	26	64	337	—	26

Total Assets	10,090	42,579	306,254	16,230	136,084	6,356	62,408

LIABILITIES
Payables:
Fund shares purchased	21	20	25	64	337	—	26

Total Liabilities	21	20	25	64	337	—	26

NET ASSETS	$10,069	$42,559	$306,229	$16,166	$135,747	$6,356	$62,382

Units Outstanding	874	3,069	21,435	1,216	10,519	539	5,213

Accumulation Unit Value	$11.52	$13.87	$14.29	$13.29	$12.90	$11.79	$11.97

Cost of Investments	$11,790	$39,611	$342,038	$13,102	$127,038	$6,542	$60,523

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Risk-Managed	Mid Cap	MFS	T. Rowe Price	T. Rowe Price	Van Eck
	Core	Growth	Utilities Series	Blue Chip	Equity	Worldwide
	Service Class	Service Class	Service Class	Growth - II	Income - II	Hard Assets	ETF 2020

ASSETS
Investments in portfolios, at value	$3,260	$3,371	$73,564	$68,021	$100,719	$182,364	$30,542
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	263	19	180	—

Total Assets	3,260	3,371	73,564	68,284	100,738	182,544	30,542

LIABILITIES
Payables:
Fund shares purchased	—	—	—	263	18	180	—

Total Liabilities	—	—	—	263	18	180	—

NET ASSETS	$3,260	$3,371	$73,564	$68,021	$100,720	$182,364	$30,542

Units Outstanding	324	304	6,606	5,577	8,291	8,326	3,088

Accumulation Unit Value	$10.05	$11.08	$11.14	$12.20	$12.15	$21.90	$9.89

Cost of Investments	$3,152	$3,138	$69,495	$61,025	$106,194	$140,704	$31,407

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research

INVESTMENT INCOME
Dividends	$—	$40,641	$805	$27,224	$13,891	$2,714

Net Investment Income	—	40,641	805	27,224	13,891	2,714

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	689	(5,695)	45	12,014	(807)	956
Capital gain distributions	—	97,743	—	—	—	—

Realized Gain (Loss)	689	92,048	45	12,014	(807)	956

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	27,058	(112,836)	1,002	37,642	(33,981)	1,268

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,747	$19,853	$1,852	$76,880	($20,897)	$4,938

		American Funds	American Funds	Large-Cap		Short Duration
	Equity	Growth-Income	Growth	Value	Technology	Bond

INVESTMENT INCOME
Dividends	$305	$5,819	$1,162	$30,185	$104	$22,289

Net Investment Income	305	5,819	1,162	30,185	104	22,289

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	62	(21)	1,482	2,306	753	(2,048)
Capital gain distributions	—	—	—	—	—	—

Realized Gain (Loss)	62	(21)	1,482	2,306	753	(2,048)

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	4,615	12,326	22,507	49,995	42,269	1,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,982	$18,124	$25,151	$82,486	$43,126	$21,553

	Floating	Diversified	Growth	Focused	Health	Mid-Cap
	Rate Loan (2)	Bond	LT	30	Sciences	Value

INVESTMENT INCOME
Dividends	$2,016	$5,408	$2,614	$892	$—	$11,276

Net Investment Income	2,016	5,408	2,614	892	—	11,276

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(63)	(295)	3,938	8,897	21,089	87,658
Capital gain distributions	—	243	—	—	—	—

Realized Gain (Loss)	(63)	(52)	3,938	8,897	21,089	87,658

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,876)	(4,771)	78,988	50,040	192,622	(72,472)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($923)	$585	$85,540	$59,829	$213,711	$26,462

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Large-Cap	International	Small-Cap	Multi-	Main Street	Emerging
	Growth	Large-Cap	Value	Strategy	Core	Markets

INVESTMENT INCOME
Dividends	$—	$19,047	$9,662	$10,888	$12,390	$13,881

Net Investment Income	—	19,047	9,662	10,888	12,390	13,881

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3,212	3,541	(2,847)	(42)	616	524,543
Capital gain distributions	—	195,442	—	—	—	468,730

Realized Gain (Loss)	3,212	198,983	(2,847)	(42)	616	993,273

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	379,959	(110,609)	4,111	3,356	23,489	(453,598)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$383,171	$107,421	$10,926	$14,202	$36,495	$553,556

	Managed	Inflation	Money	High Yield		Mid-Cap
	Bond	Managed	Market	Bond	Comstock	Growth

INVESTMENT INCOME
Dividends	$63,314	$36,551	$49,388	$33,326	$8,315	$7,437

Net Investment Income	63,314	36,551	49,388	33,326	8,315	7,437

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(1,338)	(6,996)	251	(1,971)	(2,881)	1,592
Capital gain distributions	1,469	—	—	—	—	—

Realized Gain (Loss)	131	(6,996)	251	(1,971)	(2,881)	1,592

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	55,941	55,696	(41)	(21,204)	(27,592)	200,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,386	$85,251	$49,598	$10,151	($22,158)	$209,771

						BlackRock
	Real	Small-Cap				Basic Value
	Estate	Equity (1)	II	III	V	V.I. Class III

INVESTMENT INCOME
Dividends	$9,521	$74	$52	$—	$84	$135

Net Investment Income	9,521	74	52	—	84	135

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	134,210	(26)	19	14	5	(36)
Capital gain distributions	—	—	1,046	793	1,039	1,305

Realized Gain (Loss)	134,210	(26)	1,065	807	1,044	1,269

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(417,327)	872	1,641	149	(447)	(1,741)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($273,596)	$920	$2,758	$956	$681	($337)

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	International
	Global Allocation	Contrafund®	Growth	Mid Cap	Value Strategies	Growth
	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class (1)

INVESTMENT INCOME
Dividends	$1,235	$2,168	$33	$494	$22	$124

Net Investment Income	1,235	2,168	33	494	22	124

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	122	(551)	28	(37)	(36)	3
Capital gain distributions	2,162	73,982	10	6,474	150	—

Realized Gain	2,284	73,431	38	6,437	114	3

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,192	(35,124)	2,947	5,133	(218)	1,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,711	$40,475	$3,018	$12,064	($82)	$1,986

	Risk-Managed	Mid Cap	MFS	T. Rowe Price	T. Rowe Price	Van Eck
	Core	Growth	Utilities Series	Blue Chip	Equity	Worldwide
	Service Class (1)	Service Class (1)	Service Class (1)	Growth - II	Income - II	Hard Assets

INVESTMENT INCOME
Dividends	$11	$1	$-	$58	$1,302	$84

Net Investment Income	11	1	—	58	1,302	84

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	5	9	5	1,638	(447)	(384)
Capital gain distributions	—	—	—	—	5,511	8,178

Realized Gain	5	9	5	1,638	5,064	7,794

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	108	234	4,069	4,326	(7,764)	34,808

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124	$244	$4,074	$6,022	($1,398)	$42,686

	ETF 2020 (1)

INVESTMENT INCOME
Dividends	$—

Net Investment Income	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(5)
Capital gain distributions	—

Realized Loss	(5)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(865)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($870)

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Small-Cap Growth (1)		International Value		International Small-Cap
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$436	$40,641	$11,252	$805	$63
Realized gain (loss)	689	668	92,048	1,190	45	(127)
Change in unrealized appreciation (depreciation) on investments	27,058	7,583	(112,836)	146,505	1,002	1,981

Net Increase in Net Assets Resulting from Operations	27,747	8,687	19,853	158,947	1,852	1,917

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	41,643	42,953	119,418	97,049	9,229	2,629
Transfers between variable and fixed accounts, net	16,747	(9,375)	1,325,576	1,488	18,592	51,291
Transfers—policy charges and deductions	(30,149)	(28,889)	(98,066)	(70,562)	(7,393)	(3,188)
Transfers—surrenders	(5,093)	(915)	(25,840)	(6,085)	(1,449)	(149)
Transfers—other	(1,966)	(1,024)	(5,767)	(4,155)	83	213

Net Increase in Net Assets Derived from Policy Transactions	21,182	2,750	1,315,321	17,735	19,062	50,796

NET INCREASE IN NET ASSETS	48,929	11,437	1,335,174	176,682	20,914	52,713

NET ASSETS
Beginning of Year or Period	164,649	153,212	777,218	600,536	52,713	—

End of Year or Period	$213,578	$164,649	$2,112,392	$777,218	$73,627	$52,713

	Equity Index		Small-Cap Index		Diversified Research
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$27,224	$24,270	$13,891	$14,354	$2,714	$2,205
Realized gain (loss)	12,014	41,817	(807)	172,389	956	7,454
Change in unrealized appreciation (depreciation) on investments	37,642	131,915	(33,981)	(10,693)	1,268	26,772

Net Increase (Decrease) in Net Assets Resulting from Operations	76,880	198,002	(20,897)	176,050	4,938	36,431

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	248,756	160,098	194,619	146,621	52,135	52,511
Transfers between variable and fixed accounts, net	(9,125)	(6,507)	7,665	(286,255)	(3,711)	7,365
Transfers—policy charges and deductions	(123,296)	(118,405)	(114,337)	(126,123)	(36,068)	(33,329)
Transfers—surrenders	(18,657)	(18,603)	(26,022)	(5,306)	(5,336)	(2,514)
Transfers—other	(194,362)	(7,544)	(3,884)	(7,848)	512	(2,636)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(96,684)	9,039	58,041	(278,911)	7,532	21,397

NET INCREASE (DECREASE) IN NET ASSETS	(19,804)	207,041	37,144	(102,861)	12,470	57,828

NET ASSETS
Beginning of Year	1,469,853	1,262,812	982,694	1,085,555	348,504	290,676

End of Year	$1,450,049	$1,469,853	$1,019,838	$982,694	$360,974	$348,504

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced on May 5, 2006.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Equity		American Funds Growth-Income		American Funds Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$305	$257	$5,819	$4,408	$1,162	$842
Realized gain (loss)	62	1,513	(21)	8,260	1,482	1,119
Change in unrealized appreciation on investments	4,615	4,076	12,326	23,287	22,507	12,888

Net Increase in Net Assets Resulting from Operations	4,982	5,846	18,124	35,955	25,151	14,849

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	13,658	9,761	103,335	50,749	80,248	55,504
Transfers between variable and fixed accounts, net	60,316	(18,969)	38,504	262,994	11,271	54,859
Transfers—policy charges and deductions	(14,522)	(6,388)	(46,014)	(27,924)	(33,466)	(21,701)
Transfers—surrenders	—	(435)	(24,700)	(4,629)	(4,389)	(643)
Transfers—other	(900)	41	(1,678)	(784)	(2,768)	(1,262)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	58,552	(15,990)	69,447	280,406	50,896	86,757

NET INCREASE (DECREASE) IN NET ASSETS	63,534	(10,144)	87,571	316,361	76,047	101,606

NET ASSETS
Beginning of Year	70,246	80,390	383,993	67,632	192,959	91,353

End of Year	$133,780	$70,246	$471,564	$383,993	$269,006	$192,959

	Large-Cap Value		Technology		Short Duration Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$30,185	$25,468	$104	$—	$22,289	$17,693
Realized gain (loss)	2,306	193,251	753	(452)	(2,048)	(1,605)
Change in unrealized appreciation on investments	49,995	49,099	42,269	15,031	1,312	1,930

Net Increase in Net Assets Resulting from Operations	82,486	267,818	43,126	14,579	21,553	18,018

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	163,043	315,544	38,467	39,121	105,829	73,108
Transfers between variable and fixed accounts, net	273,946	829,777	565	8,600	(21,621)	8,464
Transfers—policy charges and deductions	(144,978)	(129,515)	(29,275)	(28,391)	(41,571)	(38,933)
Transfers—surrenders	(62,679)	(24,776)	(7,937)	(3,541)	(4,854)	(4,867)
Transfers—other	(12,546)	(7,072)	3,195	(722)	(1,330)	(5,148)

Net Increase in Net Assets Derived from Policy Transactions	216,786	983,958	5,015	15,067	36,453	32,624

NET INCREASE IN NET ASSETS	299,272	1,251,776	48,141	29,646	58,006	50,642

NET ASSETS
Beginning of Year	2,213,817	962,041	182,841	153,195	450,491	399,849

End of Year	$2,513,089	$2,213,817	$230,982	$182,841	$508,497	$450,491

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Floating Rate Loan		Diversified Bond		Growth LT
	Period Ended		Year Ended	Period Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007 (1)		2007	2006 (2)	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,016		$5,408	$1,689	$2,614	$3,133
Realized gain (loss)	(63)		(52)	396	3,938	(1,411)
Change in unrealized appreciation (depreciation) on investments	(2,876)		(4,771)	633	78,988	43,806

Net Increase (Decrease) in Net Assets Resulting from Operations	(923)		585	2,718	85,540	45,528

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,444		16,849	5,951	108,546	107,731
Transfers between variable and fixed accounts, net	50,966		75,049	56,678	(28,186)	(36,861)
Transfers—policy charges and deductions	(3,266)		(12,474)	(4,307)	(62,900)	(61,837)
Transfers—surrenders	(131)		(1,028)	(156)	(21,609)	(3,747)
Transfers—other	—		(1,322)	111	(2,583)	(1,511)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	50,013		77,074	58,277	(6,732)	3,775

NET INCREASE IN NET ASSETS	49,090		77,659	60,995	78,808	49,303

NET ASSETS
Beginning of Year or Periods	—		60,995	—	529,505	480,202

End of Year or Periods	$49,090		$138,654	$60,995	$608,313	$529,505

	Focused 30		Health Sciences		Mid-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$892	$124	$—	$—	$11,276	$15,134
Realized gain	8,897	4,467	21,089	56,392	87,658	323,864
Change in unrealized appreciation (depreciation) on investments	50,040	35,388	192,622	(22,625)	(72,472)	(29,762)

Net Increase in Net Assets Resulting from Operations	59,829	39,979	213,711	33,767	26,462	309,236

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	22,134	22,036	81,851	85,468	192,752	347,758
Transfers between variable and fixed accounts, net	31,065	21,517	1,218,230	(41,646)	(1,023,653)	63,679
Transfers—policy charges and deductions	(31,817)	(49,614)	(62,108)	(48,547)	(157,396)	(156,230)
Transfers—surrenders	(1,270)	(11,590)	(168,538)	(5,885)	(33,749)	(20,548)
Transfers—other	(1,780)	(2,285)	(7,493)	(2,733)	(4,260)	(4,404)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	18,332	(19,936)	1,061,942	(13,343)	(1,026,306)	230,255

NET INCREASE (DECREASE) IN NET ASSETS	78,161	20,043	1,275,653	20,424	(999,844)	539,491

NET ASSETS
Beginning of Year	192,211	172,168	433,440	413,016	2,424,822	1,885,331

End of Year	$270,372	$192,211	$1,709,093	$433,440	$1,424,978	$2,424,822

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 5, 2006.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Large-Cap Growth		International Large-Cap		Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$2,838	$19,047	$27,388	$9,662	$8,856
Realized gain (loss)	3,212	(2,957)	198,983	31,191	(2,847)	89,946
Change in unrealized appreciation (depreciation) on investments	379,959	(39,311)	(110,609)	175,596	4,111	(35,612)

Net Increase (Decrease) in Net Assets Resulting from Operations	383,171	(39,430)	107,421	234,175	10,926	63,190

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	173,051	281,950	195,822	146,029	73,437	67,689
Transfers between variable and fixed accounts, net	369,074	24,397	(76,309)	51,451	23,773	33,972
Transfers—policy charges and deductions	(98,201)	(95,036)	(112,859)	(109,955)	(42,011)	(34,335)
Transfers—surrenders	(30,094)	(20,785)	(21,750)	(6,465)	(2,615)	(1,457)
Transfers—other	(802)	(1,953)	(4,117)	(8,431)	(5,577)	(7,228)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	413,028	188,573	(19,213)	72,629	47,007	58,641

NET INCREASE IN NET ASSETS	796,199	149,143	88,208	306,804	57,933	121,831

NET ASSETS
Beginning of Year	1,473,864	1,324,721	1,116,571	809,767	408,109	286,278

End of Year	$2,270,063	$1,473,864	$1,204,779	$1,116,571	$466,042	$408,109

	Multi-Strategy		Main Street Core		Emerging Markets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,888	$7,866	$12,390	$9,609	$13,881	$15,867
Realized gain (loss)	(42)	8,797	616	1,957	993,273	321,993
Change in unrealized appreciation (depreciation) on investments	3,356	17,724	23,489	96,918	(453,598)	142,060

Net Increase in Net Assets Resulting from Operations	14,202	34,387	36,495	108,484	553,556	479,920

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	57,543	59,674	114,637	81,694	92,356	215,967
Transfers between variable and fixed accounts, net	17,731	(24,952)	225,390	(18,851)	(1,952,486)	(82,580)
Transfers—policy charges and deductions	(28,238)	(29,407)	(85,855)	(70,349)	(85,511)	(91,943)
Transfers—surrenders	(2,910)	(25,540)	(63,460)	(11,822)	(20,079)	(18,078)
Transfers—other	(3,261)	(5,967)	(448)	(4,465)	2,249	(2,978)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	40,865	(26,192)	190,264	(23,793)	(1,963,471)	20,388

NET INCREASE (DECREASE) IN NET ASSETS	55,067	8,195	226,759	84,691	(1,409,915)	500,308

NET ASSETS
Beginning of Year	312,736	304,541	807,870	723,179	2,371,346	1,871,038

End of Year	$367,803	$312,736	$1,034,629	$807,870	$961,431	$2,371,346

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Managed Bond		Inflation Managed		Money Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$63,314	$51,734	$36,551	$31,457	$49,388	$91,742
Realized gain (loss)	131	(8,911)	(6,996)	13,663	251	370
Change in unrealized appreciation (depreciation) on investments	55,941	17,282	55,696	(42,178)	(41)	88

Net Increase in Net Assets Resulting from Operations	119,386	60,105	85,251	2,942	49,598	92,200

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	228,323	170,795	123,005	138,633	1,466,635	910,715
Transfers between variable and fixed accounts, net	40,626	(32,302)	49,737	(76,872)	(1,126,550)	(525,884)
Transfers—policy charges and deductions	(141,596)	(136,085)	(93,507)	(89,004)	(314,094)	(946,536)
Transfers—surrenders	(55,268)	(29,884)	(9,709)	(9,020)	(2,820)	(604,082)
Transfers—other	(6,892)	3,126	(8,749)	(5,593)	(30,178)	(38,512)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	65,193	(24,350)	60,777	(41,856)	(7,007)	(1,204,299)

NET INCREASE (DECREASE) IN NET ASSETS	184,579	35,755	146,028	(38,914)	42,591	(1,112,099)

NET ASSETS
Beginning of Year	1,305,374	1,269,619	786,687	825,601	963,652	2,075,751

End of Year	$1,489,953	$1,305,374	$932,715	$786,687	$1,006,243	$963,652

	High Yield Bond		Comstock		Mid-Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$33,326	$29,101	$8,315	$6,668	$7,437	$804
Realized gain (loss)	(1,971)	(1,151)	(2,881)	36,435	1,592	3,886
Change in unrealized appreciation (depreciation) on investments	(21,204)	7,248	(27,592)	21,751	200,742	12,183

Net Increase (Decrease) in Net Assets Resulting from Operations	10,151	35,198	(22,158)	64,854	209,771	16,873

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	79,030	75,973	125,072	66,536	64,124	56,440
Transfers between variable and fixed accounts, net	8,127	(24,903)	74,008	74,528	1,242,317	178,879
Transfers—policy charges and deductions	(51,384)	(49,240)	(61,937)	(51,329)	(67,449)	(43,739)
Transfers—surrenders	(2,608)	(3,965)	(6,103)	(4,140)	(8,362)	(6,079)
Transfers—other	56	(4,388)	1,661	(3,722)	(1,931)	(1,816)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	33,221	(6,523)	132,701	81,873	1,228,699	183,685

NET INCREASE IN NET ASSETS	43,372	28,675	110,543	146,727	1,438,470	200,558

NET ASSETS
Beginning of Year	396,089	367,414	477,583	330,856	382,075	181,517

End of Year	$439,461	$396,089	$588,126	$477,583	$1,820,545	$382,075

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Real Estate		Small-Cap Equity (1)		II
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,521	$57,909	$74	$103	$52	$73
Realized gain (loss)	134,210	331,967	(26)	1,440	1,065	557
Change in unrealized appreciation (depreciation) on investments	(417,327)	198,936	872	634	1,641	360

Net Increase (Decrease) in Net Assets Resulting from Operations	(273,596)	588,812	920	2,177	2,758	990

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	85,405	231,453	6,029	1,869	—	—
Transfers between variable and fixed accounts, net	(1,189,567)	47,056	20,011	4,435	—	—
Transfers—policy charges and deductions	(87,205)	(93,299)	(4,164)	(1,759)	(362)	(354)
Transfers—surrenders	(6,461)	(12,770)	(984)	—	—	—
Transfers—other	(2,727)	(1,114)	27	61	—	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,200,555)	171,326	20,919	4,606	(362)	(354)

NET INCREASE (DECREASE) IN NET ASSETS	(1,474,151)	760,138	21,839	6,783	2,396	636

NET ASSETS
Beginning of Year	2,215,155	1,455,017	15,668	8,885	12,461	11,825

End of Year	$741,004	$2,215,155	$37,507	$15,668	$14,857	$12,461

					BlackRock Basic Value
	III		V		V.I. Class III (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (3)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$84	$59	$135	$34
Realized gain	807	755	1,044	960	1,269	233
Change in unrealized appreciation (depreciation) on investments	149	397	(447)	518	(1,741)	21

Net Increase (Decrease) in Net Assets Resulting from Operations	956	1,152	681	1,537	(337)	288

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—	—	—	—	5,061	768
Transfers between variable and fixed accounts, net	—	—	—	—	4,098	1,511
Transfers—policy charges and deductions	(232)	(226)	(347)	(339)	(1,206)	(114)
Transfers—surrenders	—	—	—	—	—	—
Transfers—other	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(232)	(226)	(347)	(339)	7,953	2,165

NET INCREASE IN NET ASSETS	724	926	334	1,198	7,616	2,453

NET ASSETS
Beginning of Year or Period	8,056	7,130	12,497	11,299	2,453	—

End of Year or Period	$8,780	$8,056	$12,831	$12,497	$10,069	$2,453

(1)	Formerly named VN Small-Cap Value Variable Account.

(2)	Formerly named Mercury Basic Value V.I. Class III Variable Account.

(3)	Operations commenced on June 7, 2006.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	BlackRock Global Allocation		Fidelity VIP Contrafund®		Fidelity VIP Growth
	V.I. Class III (1)		Service Class 2		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,235	$768	$2,168	$1,226	$33	$—
Realized gain (loss)	2,284	1,229	73,431	13,530	38	(7)
Change in unrealized appreciation (depreciation) on investments	2,192	779	(35,124)	(731)	2,947	117

Net Increase in Net Assets Resulting from Operations	5,711	2,776	40,475	14,025	3,018	110

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,585	6,221	36,200	29,543	5,635	1,576
Transfers between variable and fixed accounts, net	10,652	19,212	75,835	153,012	5,599	3,816
Transfers—policy charges and deductions	(7,916)	(4,351)	(35,766)	(23,781)	(2,183)	(711)
Transfers—surrenders	—	—	(1,923)	—	—	—
Transfers—other	—	(6)	251	(300)	(320)	(374)

Net Increase in Net Assets Derived from Policy Transactions	8,321	21,076	74,597	158,474	8,731	4,307

NET INCREASE IN NET ASSETS	14,032	23,852	115,072	172,499	11,749	4,417

NET ASSETS
Beginning of Year or Period	28,527	4,675	191,157	18,658	4,417	—

End of Year or Period	$42,559	$28,527	$306,229	$191,157	$16,166	$4,417

	Fidelity VIP Mid Cap		Fidelity VIP Value Strategies		International Growth
	Service Class 2		Service Class 2		Service Class
	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006 (2)	2007 (3)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$494	$4	$22	$-	$124
Realized gain (loss)	6,437	(49)	114	—	3
Change in unrealized appreciation (depreciation) on investments	5,133	3,574	(218)	33	1,859

Net Increase (Decrease) in Net Assets Resulting from Operations	12,064	3,529	(82)	33	1,986

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	19,339	11,588	2,343	234	54
Transfers between variable and fixed accounts, net	53,907	56,902	5,106	231	60,842
Transfers—policy charges and deductions	(11,414)	(8,075)	(1,355)	(157)	(500)
Transfers—surrenders	(1,059)	—	—	—	—
Transfers—other	(1,971)	(10)	3	—	—

Net Increase in Net Assets Derived from Policy Transactions	58,802	60,405	6,097	308	60,396

NET INCREASE IN NET ASSETS	70,866	63,934	6,015	341	62,382

NET ASSETS
Beginning of Year or Periods	64,881	947	341	—	—

End of Year or Periods	$135,747	$64,881	$6,356	$341	$62,382

(1)	Formerly named Mercury Global Allocation V.I. Class III Variable Account.

(2)	Operations commenced on February 6, 2006 for Fidelity VIP Growth Service Class 2 Variable Account and February 10, 2006 for Fidelity VIP Value Strategies Service Class 2 Variable Account.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Risk-Managed Core		Mid Cap Growth		MFS Utilities Series
	Service Class		Service Class		Service Class
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11		$1		$—
Realized gain	5		9		5
Change in unrealized appreciation on investments	108		234		4,069

Net Increase in Net Assets Resulting from Operations	124		244		4,074

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	749		749		14
Transfers between variable and fixed accounts, net	2,810		2,809		70,054
Transfers—policy charges and deductions	(423)		(431)		(578)
Transfers—surrenders	—		—		—
Transfers—other	—		—		—

Net Increase in Net Assets Derived from Policy Transactions	3,136		3,127		69,490

NET INCREASE IN NET ASSETS	3,260		3,371		73,564

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$3,260		$3,371		$73,564

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$58	$86	$1,302	$388	$84	$6
Realized gain (loss)	1,638	(75)	5,064	873	7,794	52
Change in unrealized appreciation (depreciation) on investments	4,326	2,743	(7,764)	2,356	34,808	6,747

Net Increase (Decrease) in Net Assets Resulting from Operations	6,022	2,754	(1,398)	3,617	42,686	6,805

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	14,315	7,385	8,174	2,205	33,330	30,301
Transfers between variable and fixed accounts, net	9,490	32,481	77,789	29,206	64,225	24,914
Transfers—policy charges and deductions	(6,361)	(5,354)	(13,998)	(5,756)	(18,916)	(8,387)
Transfers—surrenders	—	—	—	—	(208)	—
Transfers—other	10	7	(321)	(372)	1,639	18

Net Increase in Net Assets Derived from Policy Transactions	17,454	34,519	71,644	25,283	80,070	46,846

NET INCREASE IN NET ASSETS	23,476	37,273	70,246	28,900	122,756	53,651

NET ASSETS
Beginning of Year	44,545	7,272	30,474	1,574	59,608	5,957

End of Year	$68,021	$44,545	$100,720	$30,474	$182,364	$59,608

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Variable Account
ETF 2020
Period Ended
December 31,
2007 (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—
Realized loss	(5)
Change in unrealized depreciation on investments	(865)

Net Decrease in Net Assets Resulting from Operations	(870)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—
Transfers between variable and fixed accounts, net	31,911
Transfers—policy charges and deductions	(499)
Transfers—surrenders	—
Transfers—other	—

Net Increase in Net Assets Derived from Policy Transactions	31,412

NET INCREASE IN NET ASSETS	30,542

NET ASSETS
Beginning of Period	—

End of Period	$30,542

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2007	$10.25	20,842	$213,578	0.00%	15.10%
2006	8.90	18,493	164,649	0.26%	5.07%
2005	8.47	18,081	153,212	0.22%	2.66%
2004	8.25	15,051	124,236	0.69%	18.94%
2003	6.94	12,846	89,147	0.55%	33.14%

International Value
2007	$14.17	149,065	$2,112,392	2.92%	6.24%
2006	13.34	58,270	777,218	1.65%	25.69%
2005	10.61	56,589	600,536	1.84%	9.43%
2004	9.70	52,487	509,010	1.54%	16.42%
2003	8.33	70,341	585,933	2.50%	27.71%

International Small-Cap
2007	$10.63	6,928	$73,627	1.27%	4.73%
05/05/2006 - 12/31/2006	10.15	5,195	52,713	0.21%	1.47%

Equity Index
2007	$11.35	127,748	$1,450,049	1.87%	5.23%
2006	10.79	136,263	1,469,853	1.80%	15.52%
2005	9.34	135,236	1,262,812	1.63%	4.67%
2004	8.92	100,338	895,158	1.95%	10.58%
2003	8.07	62,300	502,604	1.66%	28.29%

Small-Cap Index
2007	$16.60	61,433	$1,019,838	1.29%	(2.02%)
2006	16.94	58,003	982,694	1.44%	17.79%
2005	14.38	75,470	1,085,555	0.47%	4.38%
2004	13.78	60,351	831,677	0.86%	17.76%
2003	11.70	23,045	269,678	0.70%	46.53%

Diversified Research
2007	$13.78	26,203	$360,974	0.74%	1.19%
2006	13.61	25,599	348,504	0.69%	11.97%
2005	12.16	23,907	290,676	0.43%	5.24%
2004	11.55	25,653	296,377	1.18%	11.20%
2003	10.39	7,478	77,687	0.49%	32.63%

Equity
2007	$8.36	16,004	$133,780	0.26%	6.27%
2006	7.87	8,931	70,246	0.38%	8.65%
2005	7.24	11,104	80,390	0.30%	6.53%
2004	6.80	8,390	57,019	0.88%	5.14%
2003	6.46	6,513	42,097	0.41%	24.33%

American Funds Growth-Income
2007	$13.07	36,082	$471,564	1.33%	4.66%
2006	12.49	30,749	383,993	1.69%	14.77%
05/06/2005 - 12/31/2005	10.88	6,216	67,632	1.87%	8.80%

American Funds Growth
2007	$14.48	18,573	$269,006	0.50%	11.93%
2006	12.94	14,912	192,959	0.57%	9.81%
05/06/2005 - 12/31/2005	11.78	7,752	91,353	0.77%	17.84%

Large-Cap Value
2007	$14.07	178,620	$2,513,089	1.26%	3.54%
2006	13.59	162,919	2,213,817	1.54%	17.58%
2005	11.56	83,243	962,041	1.32%	6.16%
2004	10.89	93,768	1,020,835	1.57%	9.93%
2003	9.90	56,006	554,660	1.59%	31.24%

Technology
2007	$9.43	24,493	$230,982	0.05%	23.03%
2006	7.66	23,854	182,841	0.00%	9.34%
2005	7.01	21,854	153,195	0.00%	21.71%
2004	5.76	38,170	219,838	0.00%	3.66%
2003	5.56	14,846	82,486	0.00%	42.58%

Short Duration Bond
2007	$11.31	44,980	$508,497	4.53%	4.47%
2006	10.82	41,628	450,491	4.13%	4.27%
2005	10.38	38,525	399,849	3.09%	1.57%
2004	10.22	23,803	243,218	2.53%	1.21%
05/01/2003 - 12/31/2003	10.10	19,424	196,106	2.68%	0.96%

Floating Rate Loan (4)
05/04/2007 - 12/31/2007	$9.81	5,003	$49,090	6.30%	(1.89%)

Diversified Bond
2007	$10.64	13,026	$138,654	4.99%	1.32%
05/05/2006 - 12/31/2006	10.51	5,806	60,995	4.63%	5.06%

See Notes to Financial Statements	See explanation of references on SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Growth LT
2007	$8.08	75,327	$608,313	0.44%	15.63%
2006	6.98	75,815	529,505	0.62%	9.72%
2005	6.37	75,437	480,202	0.26%	7.68%
2004	5.91	67,197	397,256	0.00%	10.40%
2003	5.35	56,653	303,375	0.00%	33.98%

Focused 30
2007	$23.07	11,721	$270,372	0.40%	31.84%
2006	17.50	10,986	192,211	0.07%	23.71%
2005	14.14	12,174	172,168	0.86%	22.07%
2004	11.59	13,742	159,208	0.07%	14.85%
2003	10.09	10,593	106,858	0.00%	42.26%

Health Sciences
2007	$15.43	110,774	$1,709,093	0.00%	16.47%
2006	13.25	32,721	433,440	0.00%	8.11%
2005	12.25	33,707	413,016	0.00%	15.28%
2004	10.63	27,013	287,112	0.00%	7.54%
2003	9.88	21,465	212,142	0.00%	27.82%

Mid-Cap Value
2007	$20.54	69,388	$1,424,978	0.52%	(2.15%)
2006	20.99	115,535	2,424,822	0.71%	14.97%
2005	18.25	103,278	1,885,331	0.59%	8.87%
2004	16.77	85,986	1,441,834	0.44%	25.08%
2003	13.41	63,948	857,321	0.66%	29.10%

Large-Cap Growth (5)
2007	$10.09	224,870	$2,270,063	0.00%	21.63%
2006	8.30	177,578	1,473,864	0.21%	(3.82%)
2005	8.63	153,517	1,324,721	0.40%	2.94%
2004	8.38	121,939	1,022,175	0.74%	4.65%
2003	8.01	85,844	687,606	0.31%	25.36%

International Large-Cap
2007	$15.00	80,303	$1,204,779	1.59%	9.26%
2006	13.73	81,318	1,116,571	2.85%	27.00%
2005	10.81	74,899	809,767	0.86%	12.70%
2004	9.59	69,006	662,002	1.17%	18.61%
2003	8.09	45,001	363,992	1.31%	30.52%

Small-Cap Value
2007	$22.16	21,026	$466,042	2.12%	3.14%
2006	21.49	18,990	408,109	2.43%	19.75%
2005	17.95	15,952	286,278	1.46%	13.65%
2004	15.79	12,114	191,288	2.36%	24.41%
05/01/2003 -12/31/2003	12.69	5,852	74,278	1.49%	26.93%

Multi-Strategy
2007	$13.73	26,797	$367,803	3.08%	4.34%
2006	13.15	23,774	312,736	2.62%	11.68%
2005	11.78	25,856	304,541	2.37%	3.78%
2004	11.35	23,275	264,157	1.91%	9.81%
2003	10.34	19,871	205,370	1.94%	23.28%

Main Street Core
2007	$11.45	90,329	$1,034,629	1.23%	4.40%
2006	10.97	73,634	807,870	1.28%	15.18%
2005	9.53	75,919	723,179	1.23%	5.99%
2004	8.99	64,810	582,475	1.42%	9.54%
2003	8.20	56,951	467,263	1.08%	26.96%

Emerging Markets
2007	$38.49	24,981	$961,431	0.74%	33.09%
2006	28.92	82,005	2,371,346	0.79%	24.40%
2005	23.25	80,490	1,871,038	1.09%	41.47%
2004	16.43	65,953	1,083,699	2.16%	34.62%
2003	12.21	43,549	531,553	1.43%	68.48%

Managed Bond
2007	$16.02	93,005	$1,489,953	4.45%	8.53%
2006	14.76	88,435	1,305,374	4.04%	4.81%
2005	14.08	90,148	1,269,619	3.41%	2.63%
2004	13.72	70,185	963,082	3.02%	5.38%
2003	13.02	54,904	714,951	4.38%	6.24%

Inflation Managed
2007	$16.51	56,496	$932,715	4.28%	10.14%
2006	14.99	52,482	786,687	3.95%	0.52%
2005	14.91	55,364	825,601	3.12%	2.54%
2004	14.54	45,183	657,071	0.92%	8.90%
2003	13.35	59,395	793,167	0.06%	8.24%

See Notes to Financial Statements	See explanation of references on SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Money Market
2007	$12.41	81,086	$1,006,243	4.85%	4.99%
2006	11.82	81,529	963,652	4.52%	4.69%
2005	11.29	183,854	2,075,751	2.80%	2.82%
2004	10.98	77,000	845,491	0.87%	1.01%
2003	10.87	296,570	3,223,891	0.85%	0.79%

High Yield Bond
2007	$14.27	30,794	$439,461	7.62%	2.44%
2006	13.93	28,433	396,089	7.39%	9.42%
2005	12.73	28,860	367,414	7.02%	2.37%
2004	12.44	32,871	408,790	7.23%	9.42%
2003	11.37	28,896	328,401	7.76%	20.29%

Comstock (6)
2007	$12.26	47,965	$588,126	1.40%	(3.01%)
2006	12.64	37,776	477,583	1.62%	16.33%
2005	10.87	30,445	330,856	1.72%	4.36%
2004	10.41	19,219	200,129	1.39%	17.17%
2003	8.89	11,878	105,565	1.10%	31.38%

Mid-Cap Growth
2007	$12.01	151,580	$1,820,545	0.76%	22.92%
2006	9.77	39,102	382,075	0.27%	8.93%
2005	8.97	20,236	181,517	0.00%	17.90%
2004	7.61	18,906	143,842	0.00%	21.59%
2003	6.26	13,445	84,129	0.00%	30.39%

Real Estate
2007	$28.87	25,666	$741,004	0.57%	(16.16%)
2006	34.44	64,328	2,215,155	3.19%	38.06%
2005	24.94	58,336	1,455,017	0.96%	16.79%
2004	21.36	52,194	1,114,695	3.04%	37.62%
2003	15.52	37,134	576,270	3.85%	37.52%

Small-Cap Equity (7)
2007	$14.29	2,625	$37,507	0.27%	6.04%
2006	13.48	1,163	15,668	0.77%	18.68%
05/06/2005 - 12/31/2005	11.36	782	8,885	1.11%	13.56%

II
2007	$17.15	866	$14,857	0.39%	22.43%
2006	14.01	889	12,461	0.60%	8.52%
2005	12.91	916	11,825	0.43%	13.92%
10/19/2004 - 12/31/2004	11.33	945	10,713	1.24%	13.33%

III
2007	$16.89	520	$8,780	0.00%	11.92%
2006	15.10	534	8,056	0.00%	16.35%
2005	12.98	550	7,130	0.00%	15.13%
10/19/2004 - 12/31/2004	11.27	567	6,392	0.00%	12.70%

V
2007	$14.81	866	$12,831	0.64%	5.44%
2006	14.05	889	12,497	0.51%	13.89%
2005	12.34	916	11,299	0.63%	7.81%
10/19/2004 - 12/31/2004	11.44	945	10,816	2.68%	14.43%

BlackRock Basic Value V.I. Class III (8)
2007	$11.52	874	$10,069	2.26%	1.53%
06/07/2006 - 12/31/2006	11.34	216	2,453	3.72%	13.44%

BlackRock Global Allocation V.I. Class III (8)
2007	$13.87	3,069	$42,559	3.44%	16.75%
2006	11.88	2,402	28,527	4.18%	16.40%
11/29/2005 - 12/31/2005	10.20	458	4,675	See Note (9)	2.04%

Fidelity VIP Contrafund® Service Class 2
2007	$14.29	21,435	$306,229	0.85%	17.30%
2006	12.18	15,696	191,157	0.85%	11.43%
10/12/2005 - 12/31/2005	10.93	1,707	18,658	0.00%	9.29%

Fidelity VIP Growth Service Class 2
2007	$13.29	1,216	$16,166	0.26%	26.66%
02/06/2006 - 12/31/2006	10.49	421	4,417	0.00%	4.94%

Fidelity VIP Mid Cap Service Class 2
2007	$12.90	10,519	$135,747	0.57%	15.34%
2006	11.19	5,799	64,881	0.01%	12.40%
12/12/2005 - 12/31/2005	9.95	95	947	0.00%	(0.46%)

Fidelity VIP Value Strategies Service Class 2
2007	$11.79	539	$6,356	0.47%	5.44%
02/10/2006 - 12/31/2006	11.18	31	341	0.00%	11.78%

See Notes to Financial Statements
See explanation of references on SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

International Growth Service Class (4)
05/02/2007 - 12/31/2007	$11.97	5,213	$62,382	0.71%	17.82%

Risk-Managed Core Service Class (4)
08/27/2007 - 12/31/2007	$10.05	324	$3,260	1.01%	4.41%

Mid Cap Growth Service Class (4)
08/27/2007 - 12/31/2007	$11.08	304	$3,371	0.09%	8.65%

MFS Utilities Series Service Class (4)
05/02/2007 - 12/31/2007	$11.14	6,606	$73,564	0.00%	10.21%

T. Rowe Price Blue Chip Growth — II
2007	$12.20	5,577	$68,021	0.12%	12.49%
2006	10.84	4,109	44,545	0.26%	9.33%
11/21/2005 - 12/31/2005	9.92	733	7,272	0.90%	(0.83%)

T. Rowe Price Equity Income — II
2007	$12.15	8,291	$100,720	1.84%	3.03%
2006	11.79	2,585	30,474	1.65%	18.65%
11/29/2005 - 12/31/2005	9.94	158	1,574	5.23%	(0.62%)

Van Eck Worldwide Hard Assets
2007	$21.90	8,326	$182,364	0.07%	45.36%
2006	15.07	3,956	59,608	0.01%	24.49%
10/20/2005 - 12/31/2005	12.10	492	5,957	0.00%	21.04%

ETF 2020 (4)
05/08/2007 - 12/31/2007	$9.89	3,088	$30,542	0.00%	(2.75%)

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to 05/01/07, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account. Prior to 05/01/2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to 10/01/2006, BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

(9)	Subsequent to its commencement of operations on 11/29/2005, the BlackRock Global Allocation V.I. Class III Variable Account received its annual investment income distribution. The annualized investment income ratio was 25.20%. Prior to annualization the ratio was 2.28%.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2007 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS® Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., Van Eck Worldwide Insurance Trust, and XTF Advisors Trust (collectively, the “Funds”). Forty-nine of the sixty-six Variable Accounts are presented in the Schedule of Investments on page 1 of this brochure. The remaining seventeen Variable Accounts (see below) had no investments as of December 31, 2007 and therefore are not presented in the Schedule of Investments.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twenty-two new Variable Accounts, six of which commenced operations and are listed in the following table:

Commenced
Variable Accounts	Operations on

Floating Rate Loan	May 4, 2007
International Growth Service Class	May 2, 2007
Risk-Managed Core Service Class	August 27, 2007
Mid Cap Growth Service Class	August 27, 2007
MFS Utilities Series Service Class	May 2, 2007
ETF 2020	May 8, 2007
     The remaining Variable Accounts that were registered with the SEC, but had no investments during 2007 were: Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, US Strategic Equity, Legg Mason Partners Variable Aggressive Growth — Class II, Legg Mason Partners Variable Mid Cap Core — Class II, MFS New Discovery Series Service Class, OpCap Small Cap, ETF 2010, ETF 2015, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts. There were no investments in Variable Account I as of December 31, 2007.
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “2007 Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the 2007 Surviving Portfolios (the “2007 Reorganization”). The 2007 Reorganization took place on April 30, 2007. In connection with the 2007 Reorganization, a total of 10,003 outstanding accumulation units (valued at $58,285) of the Concentrated Growth Variable Account were exchanged for 7,027 accumulation units with equal value of the Equity Variable Account; and a total of 20,888 outstanding accumulation units (valued at $226,949) of the Capital Opportunities Variable Account were exchanged for 19,733 accumulation units with equal value of the Main Street Core Variable Account.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “2006 Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the 2006 Surviving Portfolios (the “2006 Reorganization”). The 2006 Reorganization took place on April 28, 2006. In connection with the 2006 Reorganization, a total of 9,223 outstanding accumulation units (valued at $101,962) of the Aggressive Growth Variable Account were exchanged for 10,349 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 70,145 outstanding accumulation units (valued at $867,271) of the Financial Services Variable Account were exchanged for 70,106 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “2006 Substitution”). The 2006 Substitution took place on April 28, 2006. In connection with the 2006 Substitution, a total of 17,221 outstanding accumulation units (valued at $236,196) of the Equity Income Variable Account were substituted by 20,605 accumulation units with equal value of the American Funds Growth-Income Variable Account.
     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium variable life insurance policies issued by PL&A. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. PL&A also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by PL&A.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding dividend reinvestments) and proceeds from sales of investments for the year or periods ended December 31, 2007, were as follows:

Variable Accounts	Purchases	Sales

Small-Cap Growth (1)	$70,360	$49,178
International Value	1,442,012	126,692
International Small-Cap	29,614	10,553
Equity Index	193,215	289,898
Small-Cap Index	200,480	142,439
Diversified Research	51,847	44,314
Equity	69,851	11,299
American Funds Growth-Income	121,793	52,346
American Funds Growth	114,887	63,991
Large-Cap Value	417,808	201,020
Technology	50,459	45,443
Short Duration Bond	124,133	87,679
Floating Rate Loan (2)	52,209	2,196
Diversified Bond	91,537	14,463
Growth LT	86,045	92,777
Focused 30	94,493	76,162
Health Sciences	1,290,386	228,444
Mid-Cap Value	248,373	1,274,679
Large-Cap Growth	574,563	161,534
International Large-Cap	222,087	241,300
Small-Cap Value	75,284	28,277
Multi-Strategy	63,145	22,280
Main Street Core	316,668	126,402
Emerging Markets	160,737	2,124,224
Managed Bond	211,822	146,630
Inflation Managed	166,940	106,163
Money Market	1,067,453	1,074,460
High Yield Bond	90,766	57,545
Comstock	210,018	77,318
Mid-Cap Growth	1,327,576	98,877
Real Estate	152,547	1,353,101
Small-Cap Equity (1)	25,184	4,266
II	—	362
III	—	232
V	—	347
BlackRock Basic Value V.I. Class III	8,700	747
BlackRock Global Allocation V.I. Class III	16,402	8,081
Fidelity VIP Contrafund® Service Class 2	113,392	38,795
Fidelity VIP Growth Service Class 2	10,549	1,818
Fidelity VIP Mid Cap Service Class 2	76,061	17,259
Fidelity VIP Value Strategies Service Class 2	8,012	1,915
International Growth Service Class (2)	60,880	485
Risk-Managed Core Service Class (2)	3,559	423
Mid Cap Growth Service Class (2)	3,559	431
MFS Utilities Series Service Class (2)	70,059	569
T. Rowe Price Blue Chip Growth — II	39,335	21,881
T. Rowe Price Equity Income — II	83,742	12,098
Van Eck Worldwide Hard Assets	100,049	19,980
ETF 2020 (2)	31,911	499

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2007 and 2006 were as follows:

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Small-Cap Growth (1)	8,892	(6,543)	2,349	8,872	(8,460)	412
International Value	105,073	(14,278)	90,795	13,812	(12,131)	1,681
International Small-Cap (2)	3,626	(1,893)	1,733	5,589	(394)	5,195
Equity Index	24,304	(32,819)	(8,515)	26,053	(25,026)	1,027
Small-Cap Index	16,574	(13,144)	3,430	26,073	(43,540)	(17,467)
Diversified Research	5,681	(5,077)	604	8,150	(6,458)	1,692
Equity	9,019	(1,946)	7,073	2,929	(5,102)	(2,173)
American Funds Growth-Income	12,575	(7,242)	5,333	28,564	(4,031)	24,533
American Funds Growth	10,445	(6,784)	3,661	11,000	(3,840)	7,160
Large-Cap Value	106,823	(91,122)	15,701	105,516	(25,840)	79,676
Technology	10,051	(9,412)	639	6,839	(4,839)	2,000
Short Duration Bond	13,509	(10,157)	3,352	12,650	(9,547)	3,103
Floating Rate Loan (3)	5,348	(345)	5,003
Diversified Bond (2)	9,391	(2,171)	7,220	6,453	(647)	5,806
Growth LT	19,742	(20,230)	(488)	21,654	(21,276)	378
Focused 30	6,808	(6,073)	735	4,475	(5,663)	(1,188)
Health Sciences	95,239	(17,186)	78,053	7,894	(8,880)	(986)
Mid-Cap Value	247,990	(294,137)	(46,147)	34,053	(21,796)	12,257
Large-Cap Growth	163,991	(116,699)	47,292	50,872	(26,811)	24,061
International Large-Cap	24,559	(25,574)	(1,015)	31,377	(24,958)	6,419
Small-Cap Value	4,684	(2,648)	2,036	6,941	(3,903)	3,038
Multi-Strategy	5,556	(2,533)	3,023	6,611	(8,693)	(2,082)
Main Street Core	34,698	(18,003)	16,695	14,333	(16,618)	(2,285)
Emerging Markets	7,260	(64,284)	(57,024)	13,538	(12,023)	1,515
Managed Bond	56,786	(52,216)	4,570	43,006	(44,719)	(1,713)
Inflation Managed	15,866	(11,852)	4,014	23,198	(26,080)	(2,882)
Money Market	153,156	(153,599)	(443)	149,667	(251,992)	(102,325)
High Yield Bond	8,090	(5,729)	2,361	16,128	(16,555)	(427)
Comstock	23,579	(13,390)	10,189	17,469	(10,138)	7,331
Mid-Cap Growth	129,039	(16,561)	112,478	28,240	(9,374)	18,866
Real Estate	6,580	(45,242)	(38,662)	11,228	(5,236)	5,992
Small-Cap Equity (1)	1,892	(430)	1,462	1,695	(1,314)	381
II	—	(23)	(23)	—	(27)	(27)
III	—	(14)	(14)	—	(16)	(16)
V	—	(23)	(23)	—	(27)	(27)
BlackRock Basic Value V.I. Class III (4),(5)	762	(104)	658	227	(11)	216
BlackRock Global Allocation V.I. Class III (4)	2,390	(1,723)	667	2,733	(789)	1,944
Fidelity VIP Contrafund® Service Class 2	13,132	(7,393)	5,739	16,443	(2,454)	13,989
Fidelity VIP Growth Service Class 2 (5)	1,021	(226)	795	527	(106)	421
Fidelity VIP Mid Cap Service Class 2	8,097	(3,377)	4,720	6,457	(753)	5,704
Fidelity VIP Value Strategies Service Class 2 (5)	695	(187)	508	46	(15)	31
International Growth Service Class (3)	5,256	(43)	5,213
Risk-Managed Core Service Class (3)	366	(42)	324
Mid Cap Growth Service Class (3)	344	(40)	304
MFS Utilities Series Service Class (3)	6,660	(54)	6,606
T. Rowe Price Blue Chip Growth — II	3,555	(2,087)	1,468	3,911	(535)	3,376
T. Rowe Price Equity Income — II	8,710	(3,004)	5,706	2,993	(566)	2,427
Van Eck Worldwide Hard Assets	6,073	(1,703)	4,370	4,628	(1,164)	3,464
ETF 2020 (3)	3,138	(50)	3,088

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced on May 5, 2006.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(4)	Prior to October 1, 2006, the BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

(5)	Operations commenced on February 6, 2006 for Fidelity VIP Growth Service Class 2, February 10, 2006 for Fidelity VIP Value Strategies Service Class 2, and June 7, 2006 for BlackRock Basic Value V.I. Class III Variable Accounts.

Deloitte & Touche LLP 350 South Grand Avenue Suit 200 Los Angeles, CA 90071-3462 USA Tel:+1 213 688 0800 Fax:+1 213 688 0100 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2007 and 2006, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts.
March 24, 2008
Member of
Deloitte Touche Tohmatsu

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Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2007	2006

	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$994,344	$918,328
Equity securities available for sale, at estimated fair value	15,791	14,896
Mortgage loans	93,628	41,214
Policy loans	2,371	1,948
Other investments	59,469	64,013

TOTAL INVESTMENTS	1,165,603	1,040,399
Cash and cash equivalents	63,408	47,648
Deferred policy acquisition costs	72,719	47,020
Accrued investment income	12,613	10,447
Other assets	36,147	32,455
Separate account assets	1,181,753	781,801

TOTAL ASSETS	$2,532,243	$1,959,770

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$778,472	$590,827
Policyholder account balances	91,129	80,881
Other liabilities	47,490	80,505
Separate account liabilities	1,181,753	781,801

TOTAL LIABILITIES	2,098,844	1,534,014

Commitments and contingencies (Note 14)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,451	134,509
Retained earnings	281,141	264,069
Accumulated other comprehensive income	14,907	24,278

TOTAL STOCKHOLDER’S EQUITY	433,399	425,756

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$2,532,243	$1,959,770

See Notes to Financial Statements

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Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2007	2006	2005

	(In Thousands)
REVENUES
Insurance premiums	$166,555	$144,402	$106,798
Policy fees	24,073	15,710	11,098
Net investment income	73,154	64,156	51,377
Net realized investment gain (loss)	(9,465)	6,100	(3,873)
Other income	2,788	4,494	2,813

TOTAL REVENUES	257,105	234,862	168,213

BENEFITS AND EXPENSES
Policy benefits paid or provided	203,088	174,648	130,457
Interest credited to policyholder account balances	3,980	3,365	5,307
Commission expenses	15,350	15,808	9,690
Operating expenses	11,817	9,928	12,648

TOTAL BENEFITS AND EXPENSES	234,235	203,749	158,102

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	22,870	31,113	10,111
Provision for income taxes	5,378	11,529	3,508

INCOME FROM CONTINUING OPERATIONS	17,492	19,584	6,603
Discontinued operations, net of taxes	(70)	(1,187)	34,845

NET INCOME	$17,422	$18,397	$41,448

See Notes to Financial Statements

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Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

	(In Thousands)
BALANCES, JANUARY 1, 2005	$2,900	$134,474	$204,224	$38,347	$379,945
Comprehensive income (loss):
Net income			41,448		41,448
Unrealized loss on derivatives and securities available for sale, net				(11,447)	(11,447)

Total comprehensive income					30,001
Other equity adjustments		68			68

BALANCES, DECEMBER 31, 2005	2,900	134,542	245,672	26,900	410,014
Comprehensive income (loss):
Net income			18,397		18,397
Unrealized loss on derivatives and securities available for sale, net				(2,622)	(2,622)

Total comprehensive income					15,775
Other equity adjustments		(33)			(33)

BALANCES, DECEMBER 31, 2006	2,900	134,509	264,069	24,278	425,756
Comprehensive income (loss):
Net income			17,422		17,422
Unrealized loss on derivatives and securities available for sale, net				(9,371)	(9,371)

Total comprehensive income					8,051
Cumulative effect of adoption of new accounting principle, net of tax			(350)		(350)
Other equity adjustments		(58)			(58)

BALANCES, DECEMBER 31, 2007	$2,900	$134,451	$281,141	$14,907	$433,399

See Notes to Financial Statements

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Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$17,492	$19,584	$6,603
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Undistributed (income) loss from other investments	(1,545)	914	(3,522)
Net accretion on fixed maturity securities	(5,454)	(4,515)	(699)
Depreciation and other amortization	194	1,893	229
Deferred income taxes	4,605	8,539	(141)
Net realized investment (gain) loss	9,465	(6,100)	3,873
Net change in deferred policy acquisition costs	(26,648)	(12,295)	(6,713)
Interest credited to policyholder account balances	3,980	3,365	5,307
Change in accrued investment income	(2,166)	(1,652)	207
Change in future policy benefits	151,817	134,952	102,198
Other operating activities, net	(767)	7,595	15,272

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	150,973	152,280	122,614
Net cash used in operating activities of discontinued operations	(4,004)	(21,865)	(87,070)

NET CASH PROVIDED BY OPERATING ACTIVITIES	146,969	130,415	35,544

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(212,697)	(325,190)	(95,648)
Sales	80,581	126,946	79,349
Maturities and repayments	38,401	70,003	59,813
Repayments of mortgage loans	194	49,014	733
Purchases of mortgage loans	(51,431)	(31,337)	(3,231)
Other investing activity, net	7,475	(888)	(619)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(137,477)	(111,452)	40,397

(Continued)
See Notes to Financial Statements

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Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2007	2006	2005
	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$138,800	$49,520	$34,245
Withdrawals	(132,532)	(115,121)	(55,736)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	6,268	(65,601)	(21,491)

Net change in cash and cash equivalents	15,760	(46,638)	54,450
Cash and cash equivalents, beginning of year	47,648	94,286	39,836

CASH AND CASH EQUIVALENTS, END OF YEAR	$63,408	$47,648	$94,286

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received)	$10,124	($4,259)	$29,607
Interest paid	$22	$31

See Notes to Financial Statements

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Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life insurance, universal life (UL) insurance, term insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities. The Company is licensed to sell certain of its products in the state of New York.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision for

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income taxes. The adoption of FIN 48 had no impact on the Company’s financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.
Effective May 2, 2007, the Company adopted FASB Staff Position (FSP) No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted FASB Statement of Financial Accounting Standard (SFAS) No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $350 thousand, net of taxes, which was recorded as a reduction to retained earnings.

In April 2006, the FASB issued FSP FIN 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a variable interest entity (VIE), which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. Adoption did not impact the Company’s financial statements.

Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within this FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1,

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The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. This FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 141(R) on its financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 is effective beginning January 1, 2008 and adoption is not expected to have a material impact on the Company’s financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. Adoption of SFAS No. 159 is not expected to have any impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 will apply whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which emphasizes the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. This statement is effective beginning January 1, 2008. Adoption is not expected to have a material impact on the Company’s financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied

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since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. Equity securities available for sale include common stocks that have a readily determinable fair value and perpetual preferred stocks.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2007		December 31, 2006
	Fixed Maturities	% of	Fixed Maturities	% of
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value
	(In Thousands)
Independent market quotations	$814,180	81.9%	$809,907	88.2%
Matrix-priced	140,150	14.1%	98,124	10.7%
Other methods	40,014	4.0%	10,297	1.1%

	$994,344	100.0%	$918,328	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of eight and nine years as of December 31, 2007 and 2006, respectively.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

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Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company also includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, valuation allowances and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate. Changes to the valuation allowance are recorded in net realized investment gain (loss). Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint venture interests, derivative instruments and non marketable equity securities. Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 5).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition

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costs associated with the modification are immediately expensed. As of December 31, 2007 and 2006, the carrying value of DAC was $72.7 million and $47.0 million, respectively.

For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to term insurance policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience necessitates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. The capitalized sales inducement balances included in the DAC asset were $4.4 million and $2.7 million as of December 31, 2007 and 2006, respectively.

Components of DAC are as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Balance, January 1	$47,020	$35,084	$27,884
Cumulative pre-tax effect of adoption of new accounting principle	(538)
Additions:
Capitalized during the year	32,179	21,320	11,190
Amortization:
Allocated to commission expenses	(4,674)	(6,579)	(3,362)
Allocated to operating expenses	(857)	(2,446)	(1,115)

Total amortization	(5,531)	(9,025)	(4,477)

Allocated to OCI	(411)	(359)	487

Balance, December 31	$72,719	$47,020	$35,084

FUTURE POLICY BENEFITS

Future policy benefits, which consist primarily of structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses. Interest rate assumptions ranged from 3.00% to 7.73%.

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Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as fixed account liabilities and GICs, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.00% to 8.00%.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for reserves and liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, obtain greater diversification of risks and provide additional capacity for future growth. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability. Reinsurance receivables were $1.1 million and $0.9 million as of December 31, 2007 and 2006, respectively. Reinsurance payables were $1.9 million and $1.4 as of December 31, 2007 and 2006, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance agreements, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts receivable (payable) under the tax sharing agreement as of December 31, 2007 and 2006, were $4.6 million and ($4.9) million, respectively, and are included in other assets and other liabilities,

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respectively. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 4, 5, and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory statutory financial statements in accordance with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $1.9 million, $5.8 million and $37.1 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of the Company was $369.1 million and $364.5 million as of December 31, 2007 and 2006, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2007 and 2006, the Company exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations.

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Based on this limitation and 2007 statutory results, the Company could pay $6.2 million in dividends in 2008 to Pacific Life without prior regulatory approval. No dividends were paid during 2007, 2006 and 2005.

3.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), the Company and Pacific Life sold their group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company and Pacific Life cedes to the buyer future premiums received for their existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date were not reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Revenues	$572	$4,701	$201,147
Benefits and expenses	1,164	6,049	170,331

Income (loss) from discontinued operations	(592)	(1,348)	30,816
Provision for income taxes (benefit)	(522)	(161)	10,792

Income (loss) from discontinued operations, net of tax	(70)	(1,187)	20,024

Net gain on sale of discontinued operations			22,802
Provision for income taxes			7,981

Net gain on sale of discontinued operations, net of taxes	—	—	14,821

Discontinued operations, net of taxes	($70)	($1,187)	$34,845

Included in revenues from discontinued operations for the years ended December 31, 2007, 2006 and 2005 are direct premiums of $0.9 million, $79.5 million and $502.7 million, net of premiums ceded of $0.9 million, $77.5 million and $313.2 million, respectively.

Group insurance business liabilities consist of future policy benefits, such as reserves for group health and group life, of $0.1 million and $32.2 million, and other liabilities of $0.7 million and $5.4 million as of December 31, 2007 and 2006, respectively.

4.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

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	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,375	$107		$6,482
Obligations of states and political subdivisions	34,435	609	$138	34,906
Corporate securities	682,051	30,566	13,205	699,412
Mortgage-backed and asset-backed securities	250,784	4,600	7,040	248,344
Redeemable preferred stock	5,590		390	5,200

Total fixed maturity securities	$979,235	$35,882	$20,773	$994,344

Total equity securities	$16,680	$278	$1,167	$15,791

December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,751		$33	$6,718
Obligations of states and political subdivisions	49,966	$310	1,657	48,619
Foreign governments	25,000	250		25,250
Corporate securities	550,298	33,870	3,894	580,274
Mortgage-backed and asset-backed securities	253,057	3,554	3,332	253,279
Redeemable preferred stock	4,281		93	4,188

Total fixed maturity securities	$889,353	$37,984	$9,009	$918,328

Total equity securities	$13,967	$1,096	$167	$14,896

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2007, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
Due in one year or less	$30,405	$167	$179	$30,393
Due after one year through five years	55,896	8,222	208	63,910
Due after five years through ten years	109,807	2,783	887	111,703
Due after ten years	532,343	20,110	12,459	539,994

	728,451	31,282	13,733	746,000
Mortgage-backed and asset-backed securities	250,784	4,600	7,040	248,344

Total	$979,235	$35,882	$20,773	$994,344

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The following tables present the number of investments and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2007:
Obligations of states and political subdivisions	3	$11,033	($138)
Corporate securities	117	329,829	(13,205)
Mortgage-backed and asset-backed securities	32	175,749	(7,040)
Redeemable preferred stock	1	3,825	(390)

Total fixed maturity securities	153	520,436	(20,773)
Total equity securities	10	10,357	(1,798)

Total	163	$530,793	($22,571)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2007:
Obligations of states and political subdivisions	1	$5,435	($65)	2	$5,598	($73)
Corporate securities	55	229,506	(8,552)	62	100,323	(4,653)
Mortgage-backed and asset-backed securities	23	78,397	(2,627)	9	97,352	(4,413)
Redeemable preferred stock				1	3,825	(390)

Total fixed maturity securities	79	313,338	(11,244)	74	207,098	(9,529)
Total equity securities	7	9,903	(1,684)	3	454	(114)

Total	86	$323,241	($12,928)	77	$207,552	($9,643)

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	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	4	$5,924	($33)
Obligations of states and political subdivisions	7	37,637	(1,657)
Corporate securities	148	197,053	(3,894)
Mortgage-backed and asset-backed securities	22	167,148	(3,332)
Redeemable preferred stock	1	4,187	(93)

Total fixed maturity securities	182	411,949	(9,009)
Total equity securities	2	3,926	(76)

Total	184	$415,875	($9,085)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				4	$5,924	($33)
Obligations of states and political subdivisions	3	$13,275	($224)	4	24,362	(1,433)
Corporate securities	37	141,892	(2,192)	111	55,161	(1,702)
Mortgage-backed and asset-backed securities	14	78,878	(1,049)	8	88,270	(2,283)
Redeemable preferred stock				1	4,187	(93)

Total fixed maturity securities	54	234,045	(3,465)	128	177,904	(5,544)
Total equity securities	1	3,925	(75)	1	1	(1)

Total	55	$237,970	($3,540)	129	$177,905	($5,545)

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.

Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government-sponsored enterprise standards. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The Company has exposure to sub-prime residential mortgage loans through one direct purchase of a residential mortgage-backed security. The investment is included in the table above in mortgage-backed and asset-backed securities. The Company’s net carrying value was $4.9 million and the estimated fair value of the direct investment was $4.7 million, as of December 31, 2007. The security is rated Aaa by an independent rating agency. The

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underlying collateral for this security originated during 2003. The Company’s net carrying value and estimated fair value of a direct investment to an Alt-A residential mortgage-backed security was $5.0 million and $4.8 million, respectively, as of December 31, 2007. The security is rated Aaa by an independent rating agency. The vintage year breakdown of the underlying collateral for this security is 53% during 2007 and 47% during 2006.

The Company does not hold any investments in collateral debt obligations that have exposure to sub-prime residential mortgage loans.

Monoline insurers guarantee the timely payment of principal and interest of certain securities. The Company’s net carrying value and estimated fair value of total monoline insured securities was $29.9 million as of December 31, 2007. Included in these amounts are insured municipal securities with a net carrying value and estimated fair value of $21.9 million and $21.8 million, respectively, as of December 31, 2007. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. 100% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated AAA by an independent rating agency. The Company’s direct investment in monoline insurers is immaterial.

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Fixed maturity securities	$56,684	$46,342	$38,733
Equity securities	765	875	522
Mortgage loans	4,718	2,962	2,607
Policy loans	78	64	57
Partnerships and joint ventures	9,826	12,801	9,197
Other	2,539	2,016	1,057

Gross investment income	74,610	65,060	52,173
Investment expense	1,456	904	796

Net investment income	$73,154	$64,156	$51,377

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The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$570	$4,574	$1,039
Gross losses on sales	(2,626)	(2,486)	(677)
Other than temporary impairments	(2,917)		(4,086)
Other	(3)	129	(1)

Subtotal	(4,976)	2,217	(3,725)

Equity securities:
Gross gains on sales	482	502
Gross losses on sales		(25)	(13)

Subtotal	482	477	(13)

Derivatives	(4,535)	3,355	839
Real estate	(145)	(18)	(235)
Trading	(60)	4	(2)
Other investments	(231)	65	(737)

Total	($9,465)	$6,100	($3,873)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2007	2006	2005
		(In Thousands)
Available for sale securities:
Fixed maturity	($13,866)	($6,041)	($13,001)
Equity	(1,818)	211	(5,076)

Total	($15,684)	($5,830)	($18,077)

Trading securities	($33)	$0	$0

Trading securities totaled $0.1 million as of December 31, 2007. The cumulative unrealized loss on trading securities held as of December 31, 2007 was insignificant.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2007 and 2006, were insignificant.

As of December 31, 2007 and 2006, fixed maturity securities of $6.5 million and $6.6 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. There were no securities that exceeded 10% of stockholder’s equity as of December 31, 2007 and 2006.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2007, approximately 34%, 18% and 18% of the collateral properties were located in California, Illinois and Texas, respectively. As of December 31, 2007, 10% of the collateral properties were located in Canada.

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The Company had a mortgage loan general valuation allowance of $0.5 million and $0.4 million as of December 31, 2007 and 2006, respectively. There were no defaults during the years ended December 31, 2007, 2006 and 2005.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2007 and 2006.

5.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. The notional amount of the variable annuity rider reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded. Collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount		Estimated Fair Value
	December 31,		December 31,
	2007	2006	2007	2006
	(In Thousands)		(In Thousands)
Cash flow hedges:
Foreign currency interest rate swaps	$7,842		($1,031)
Forward starting interest rate swap agreements	200,000	$200,000	3,063	$2,143
Interest rate swaps	10,000	10,000	695	282

Total cash flow hedges	217,842	210,000	2,727	2,425

Derivatives not designated as hedging instruments:
Variable annuity rider embedded derivatives	854,565	520,236	(6,575)	1,537
Foreign currency interest rate swaps		8,000		(57)
Other	1,350	180	(68)	(14)

Total derivatives not designated as hedging instruments	855,915	528,416	(6,643)	1,466

Total	$1,073,757	$738,416	($3,916)	$3,891

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes the asset and liability values of the Company’s derivative instruments and are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net

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cash collateral received from counterparties was zero as of December 31, 2007 and 2006. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2007	2006	2007	2006
	(In Thousands)		(In Thousands)
Other investments	$2,726	$2,368
Future policy benefits			$6,574	($1,537)
Other liabilities			68	14

Total	$2,726	$2,368	$6,642	($1,523)

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals; calculated using agreed upon rates and the exchanged principal amounts. The main currency that the Company hedges is the Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in realized investment gain (loss). For the years ended December 31, 2007, 2006 and 2005, the Company recognized an insignificant amount of gains and losses related to the ineffective portion of designated cash flow hedges. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness. The Company has not discontinued any cash flow hedges due to forecasted transactions that are no longer probable of occurring. Over the next twelve months, the Company

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anticipates that $0.4 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2007, 2006 and 2005, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity riders (VA Riders) are considered embedded derivatives and are recorded in future policy benefits.

The decrease in the estimated fair value of the embedded derivatives resulted in before DAC and pre-tax unrealized gains (losses) of ($8.1) million, $0.8 million, and zero for the years ended December 31, 2007, 2006 and 2005, respectively, which were recorded as a component of net realized investment gain (loss).

Additionally, certain policy fee revenue related to the VA Riders of $3.6 million, $2.7 million, and $1.0 million is included in net realized investment gain (loss) for the years ended December 31, 2007, 2006 and 2005, respectively.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2007 was $2.7 million. The Company had no collateral received or pledged as of December 31, 2007 and 2006.

For all derivative contracts other than VA Riders, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2007, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

6.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits, primarily comprised of structured settlement annuity reserves, were $778.5 million and $590.8 million as of December 31, 2007 and 2006, respectively.

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POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2007	2006
	(In Thousands)
Fixed account liabilities	$78,843	$72,626
Variable universal life	12,286	8,255

Total	$91,129	$80,881

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 4)	$1,010,135	$1,010,135	$933,224	$933,224
Mortgage loans	93,628	101,335	41,214	42,862
Policy loans	2,371	2,371	1,948	1,948
Other invested assets	9,377	11,038	8,678	9,127
Derivative instruments (Note 5)	2,726	2,726	2,368	2,368
Cash and cash equivalents	63,408	63,408	47,648	47,648
Liabilities:
Fixed account liabilities	78,843	78,843	72,626	72,626
Derivative instruments (Note 5)	6,642	6,642	(1,523)	(1,523)
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2007 and 2006:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices, and non marketable equity securities is based on management’s estimate of fair value.

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CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include fixed annuity liabilities. The estimated fair value of fixed annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

8.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components in the accompanying statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Gross holding loss:
Securities available for sale	($20,178)	($3,137)	($21,814)
Derivatives	1,853	2,335	115
Income tax benefit	6,414	279	7,619
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	4,494	(2,693)	3,737
Derivatives	(175)	(175)	(175)
Income tax expense (benefit)	(1,512)	1,003	(1,247)
Allocation of holding (gain) loss to DAC	(411)	(359)	487
Income tax expense (benefit)	144	125	(169)

Total other comprehensive loss, net	($9,371)	($2,622)	($11,447)

9.	EMPLOYEE BENEFIT PLANS

As a result of the sale of the group insurance business (Note 3), substantially all the employees of the Company were terminated on the Closing Date. The following employee benefit plans were available to eligible employees prior to the sale.

The Company permitted eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocated amounts to the Company based on a percentage of salaries. The Company’s share of net expense was $0.5 million for the year ended December 31, 2005, and is included in discontinued operations. In addition, Pacific Life allocated actual expenses incurred as a result of the termination of the Company employees, of $8.5 million for the year ended December 31, 2005, and is included in net gain on sale of discontinued operations.

The Company permitted certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. The Company’s expense for this plan amounted to $0.3 million for each of the years ended December 31, 2007, 2006 and 2005 and is included in discontinued operations. The deferred compensation plan, which will be paid out until January 2015, will continue to accrue interest expense until paid out.

The Company participated in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees became eligible for these benefits if they reached normal retirement age, had been

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covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and had an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retired after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

The Company permitted eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provided a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life’s RISP matched 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s share of net expense was $1.1 million for the year ended December 31, 2005 and is included in discontinued operations.

10.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Current	$773	$2,990	$3,649
Deferred	4,605	8,539	(141)

Provision for income taxes from continuing operations	5,378	11,529	3,508
Provision for income taxes (benefit) from discontinued operations	(522)	(161)	18,773

Total	$4,856	$11,368	$22,281

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the statements of operations is as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Thousands)
Provision for income taxes at the statutory rate	$8,004	$10,889	$3,538
Separate account dividends received deduction	(2,290)	(525)	(399)
Nontaxable investment income	(526)	(47)	(6)
Amounts related to prior periods	190	1,212	375

Provision for income taxes from continuing operations	$5,378	$11,529	$3,508

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had an immaterial amount of unrecognized tax benefits, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD), which may be realized during the next twelve months.

All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

The Company did not recover or release any unrecognized tax benefits during the year ended December 31, 2007.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

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The deferred tax liability, net, included in other liabilities as of December 31, 2007 and 2006, is comprised of the following tax effected temporary differences:

	December 31,
	2007	2006
	(In Thousands)
Deferred tax assets:
Investment valuation	$10,329	$7,004
Policyholder reserves	3,364	3,189
Hedging	2,174	2,126
Deferred compensation	1,347	1,611
Retirement benefits	941	980

Total deferred tax assets	18,155	14,910

Deferred tax liabilities:
DAC	(20,138)	(13,291)
Partnership income	(7,409)	(6,218)
Other	(740)	(928)

Total deferred tax liabilities	(28,287)	(20,437)

Deferred tax liability from continuing operations, net	(10,132)	(5,527)
Deferred taxes on cumulative change in accounting principle	188
Deferred taxes on other comprehensive income and other	(6,000)	(13,250)

Deferred tax liability, net	($15,944)	($18,777)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

PMHC and its subsidiaries file income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of PMHC’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the federal and state audits to result in any material assessments.

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11.	SEGMENT INFORMATION

The Company has three operating segments: Investment Management, Annuities and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other segment.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Investment Management segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through Financial Industry Regulatory Authority (FINRA) firms, regional and national wirehouses, and financial institutions. FINRA was created in July 2007 through the consolidation of the National Association of Securities Dealers and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

The Life Insurance segment offers UL and other life insurance products to individuals, small businesses and corporations through independent producers working through a network of distribution channels.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions. The group insurance business is included in Corporate and Other segment as discontinued operations (Note 3).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2007 and 2006, the Company had foreign investments with an estimated fair value of $136.8 million and $137.9 million, respectively.

Depreciation expense and capital expenditures were substantially all attributable to the group insurance business. Depreciation expense for the group insurance business was zero, $1.3 million and $0.6 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is included in discontinued operations. There were no capital expenditures during the years ended December 31, 2007, 2006 and 2005.

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The following is segment information as of and for the year ended December 31, 2007:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$166,392		$163		$166,555
Policy fees	1,828	$15,034	7,211		24,073
Net investment income	43,891	2,755	1,367	$25,141	73,154
Net realized investment loss	(4,357)	(4,469)		(639)	(9,465)
Other income	37	2,545	87	119	2,788

Total revenues	207,791	15,865	8,828	24,621	257,105

BENEFITS AND EXPENSES
Policy benefits	201,378	351	1,359		203,088
Interest credited		3,539	441		3,980
Commission expenses	6,737	6,871	1,742		15,350
Operating expenses	2,564	6,728	13	2,512	11,817

Total benefits and expenses	210,679	17,489	3,555	2,512	234,235

Income (loss) from continuing operations before provision for income taxes (benefit)	(2,888)	(1,624)	5,273	22,109	22,870
Provision for income taxes (benefit)	(1,119)	(2,654)	1,565	7,586	5,378

Income (loss) from continuing operations	(1,769)	1,030	3,708	14,523	17,492
Discontinued operations, net of taxes				(70)	(70)

Net income (loss)	($1,769)	$1,030	$3,708	$14,453	$17,422

Total assets	$810,685	$1,213,993	$163,888	$343,677	$2,532,243
DAC	2,260	56,881	13,578		72,719
Separate account assets		1,088,666	93,087		1,181,753
Policyholder and contract liabilities	740,663	86,887	42,051		869,601
Separate account liabilities		1,088,666	93,087		1,181,753

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The following is segment information as of and for the year ended December 31, 2006:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$143,915		$487		$144,402
Policy fees	1,834	$8,671	5,205		15,710
Net investment income	34,153	4,769	864	$24,370	64,156
Net realized investment gain	3,022	3,020		58	6,100
Other income	26	4,285	183		4,494

Total revenues	182,950	20,745	6,739	24,428	234,862

BENEFITS AND EXPENSES
Policy benefits	170,537	178	3,933		174,648
Interest credited	34	2,996	335		3,365
Commission expenses	5,819	8,067	1,922		15,808
Operating expenses	1,346	7,368	(690)	1,904	9,928

Total benefits and expenses	177,736	18,609	5,500	1,904	203,749

Income from continuing operations before provision for income taxes	5,214	2,136	1,239	22,524	31,113
Provision for income taxes	1,698	207	406	9,218	11,529

Income from continuing operations	3,516	1,929	833	13,306	19,584
Discontinued operations, net of taxes				(1,187)	(1,187)

Net income	$3,516	$1,929	$833	$12,119	$18,397

Total assets	$661,584	$858,727	$57,240	$382,219	$1,959,770
DAC	2,379	36,839	7,802		47,020
Separate account assets		748,017	33,784		781,801
Policyholder and contract liabilities	589,675	71,355	10,678		671,708
Separate account liabilities		748,017	33,784		781,801

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The following is segment information for the year ended December 31, 2005:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

REVENUES	(In Thousands)
Insurance premiums	$107,496		($698)		$106,798
Policy fees	1,767	$6,571	2,760		11,098
Net investment income	28,131	6,088	623	$16,535	51,377
Net realized investment gain (loss)	707	716	(659)	(4,637)	(3,873)
Other income	13	2,669	131		2,813

Total revenues	138,114	16,044	2,157	11,898	168,213

BENEFITS AND EXPENSES
Policy benefits	129,307	340	810		130,457
Interest credited	1,019	3,996	292		5,307
Commission expenses	4,359	5,490	(159)		9,690
Operating expenses	2,392	11,419	(935)	(228)	12,648

Total benefits and expenses	137,077	21,245	8	(228)	158,102

Income (loss) from continuing operations before provision for income taxes (benefit)	1,037	(5,201)	2,149	12,126	10,111
Provision for income taxes (benefit)	363	(2,495)	702	4,938	3,508

Income (loss) from continuing operations	674	(2,706)	1,447	7,188	6,603
Discontinued operations, net of taxes				34,845	34,845

Net income (loss)	$674	($2,706)	$1,447	$42,033	$41,448

12.	TRANSACTIONS WITH AFFILIATES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management products under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $16.5 million, $18.1 million and $36.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On May 1, 2007, Pacific Life and the Company formed a two member limited liability company, Pacific Life Fund Advisors LLC (PLFA), which became the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. Prior to May 1, 2007, Pacific Life served in this capacity and the Company provided certain investment options and other administrative services under a services agreement for which the Company earned a service fee from Pacific Life. PLFA is owned 99% by Pacific Life and 1% by the Company.

Prior to May 1, 2007, service fees earned by the Company of $2.6 million and related expenses of $0.7 million, included in amounts paid to Pacific Life under the administrative services agreement described above, were recorded directly in the books of the Company. For the year ended December 31, 2006, the fees earned and related expenses were $4.5 million and $1.5 million, respectively. For the year ended December 31, 2005, the fees earned and related expenses were $2.8 million and $1.0 million, respectively. Subsequent to May 1, 2007, these revenues and expenses

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are being recorded at either PLFA or Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life and distributor of the Company’s variable life insurance and variable annuity products. Earnings from PLFA to the Company included in net investment income for the period May 1, 2007 to December 31, 2007, amounted to $1.3 million. Revenues earned by PSD are passed onto the Company as a reduction of commission expense paid to PSD on the Company’s variable annuity and variable life insurance products. Commission expense reductions amounted to $1.4 million for the period May 1, 2007 to December 31, 2007.

The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. In October 2006, the Company borrowed $10 million under this borrowing facility, which it repaid in the same month. The Company did not utilize this borrowing facility during 2007.

13.	DEBT

The Company maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no outstanding debt in connection with this line of credit as of December 31, 2007 and 2006.

The Company is a member of the Federal Home Loan Bank of San Francisco (FHLB). In December 2006, the Company became eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $102 million as of December 31, 2007. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2007 and 2006, there were no borrowings outstanding.

14.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2008	$23,830
2009 through 2012	25,410

Total	$49,240

The Company leased office facilities under various noncancelable operating leases prior to the sale of the group insurance business (Note 3). Substantially all operating leases were transferred to the buyer. The Company is contingently liable (to a maximum of $16 million) for future rent and expense obligations related to one of these leases. Rent expense, which was included in discontinued operations, was insignificant for the years ended December 31, 2007 and 2006 and was $1.9 million for the year ended December 31, 2005.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.

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CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2007/2008 priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made any payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 5 for discussion of contingencies related to derivative instruments.

See Note 10 for discussion of other contingencies related to income taxes.

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Supplement dated May 1, 2008 to Prospectus Dated May 1, 2008 for

Pacific Select Exec II – NY, Pacific Select Exec III – NY, and
Pacific Select Exec IV – NY Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver – NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”).

Variable Account I:  Brandes International Equity Fund

Variable Account II:  Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options

The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	The Portfolio’s Main Investments	Portfolio Manager

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC
Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

The section Fee Tables: Total annual Fund operating expenses is replaced with the following:

Total annual Fund operating expenses1

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you indirectly pay during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) paid by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2007, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Statements and Reports We’ll Send You

We’ll send you financial statements that we receive from M Fund.

Voting Rights

We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.

Form No. 85-25735-05

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998/1/

	(b)	Memorandum Establishing Separate Account/1/

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Mutual Distributors, Inc./1/

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers/1/

(4)	(a)	Flexible Premium Variable Life Insurance Policy/1/

	(b)	Annual Renewable Term Rider (Form R98-ART NY)/1/

	(c)	Spouse Term Rider (Form R98-SPT NY)/1/

	(d)	Children’s Term Rider (Form R84-CT NY)/1/

	(e)	Waiver of Charges (Form R98-WC NY)/1/

	(f)	Guaranteed Insurability Rider (Form R93-GI NY)/1/

	(g)	Disability Benefit Rider (Form R84-DB NY)/1/

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire/1/

(6)	(a)	Bylaws of PL&A/1/

	(b)	Articles of Incorporation of PM Group Life Insurance Company/1/

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company/1/

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(7)	Form of Reinsurance Contract /1/

(8)	(a)	Form of Participation Agreement between PL&A and Pacific Select Fund /1/

	(b)	Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life) /1/

	(c)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company /2/

	(d)	Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company /3/

	(e)	Addendum to Participation Agreement with Merrill Lynch Variable Series Funds, Inc. and FAM Distributors, Inc. /4/

	(f)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Fidelity Distributors Corporation /5/

	(g)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc. and FAM Distributors, Inc. /6/

	(h)	Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. /7/

	(i)	Participation Agreement with Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Corporation /8/

	(j)	Addenda to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company /9/

	(k)	Participation Agreement with Janus Aspen Series /11/

	(l)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC /12/

	(m)	Administrative Services Agreement with Janus Distributors LLC /13/

	(n)	Participation Agreement with Lazard Retirement Series, Inc. /14/

	(o)	Service Agreement with Lazard Asset Management Securities LLC /15/

	(p)	Participation Agreement with Legg Mason Partners III /16/

	(q)	Service Agreement with Legg Mason Investor Services, LLC /17/

	(r)	Participation Agreement with MFS Variable Insurance Trust /18/

	(s)	Service Agreement with Massachusetts Financial Services Company /19/

	(t)	Participation Agreement with Premier VIT /20/

	(u)	Service Agreement with OpCap Advisors LLC /21/

	(v)	Participation Agreement with XTF Advisors Trust /22/

	(w)	Service Agreement with XTF Advisors L.P. /23/

	(x)	Form of Amendment to Participation Agreement

	(y)	Form of Amendment to Service Agreement

	(z)	Form of Amendment to Service Contract

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered /1/

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures /1/

(18)	Powers of Attorney /10/

/1/	Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487.

/2/	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-106721, Accession No. 0001193125-04-008896.

/3/	Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248.

/4/	Filed as Exhibit 8(h) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

/5/	Filed as Exhibit 8(i) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

/6/	Filed as Exhibit 8(j) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

/7/	Filed as Exhibit 8(k) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

/8/	Filed as Exhibit 8(l) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557.

/9/	Filed as Exhibit (j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 0000892569-07-000175.

/10/	Filed as Exhibit 18 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 26, 2007, File No. 333-138906, Accession Number 0000892569-07-000160.

/11/	Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/12/	Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/13/	Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/14/	Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/15/	Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/16/	Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/17/	Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/18/	Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/19/	Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/20/	Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/21/	Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/22/	Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

/23/	Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

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Item 28. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Director, President and Chief Executive Officer

Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Denis P. Kalscheur	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life &
Annuity Company or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

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Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

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Item 31. Principal Underwriters

PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

Name	Positions and Offices with Underwriter

Adrian S. Griggs	Director, VP & Chief Financial Officer
Gerald W. Robinson	Director, Chairman & Chief Executive Officer

Michael A. Bell	Director, EVP

Dewey Bushaw	SVP
Robert C. Hsu	SVP & Chief Information Officer

Richard J. Schindler	SVP
Edward R. Byrd	SVP
Martha A. Gates	SVP

Thomas Gibbons	VP, Tax
Brian D. Klemens	VP & Treasurer
M. Kathleen McWard	VP
Audrey L. Milfs	VP & Secretary
Alyce F. Peterson	VP

Gail Cobin Moscoso	VP

S. Kendrick Dunn	AVP, Compliance

Jane M. Guon	AVP, Assistant Secretary

Gail H. McIntosh	Assistant Secretary
Julia C. McKinney	Assistant Secretary
Michael T. McLaughlin	Assistant Secretary
Cheryl L. Tobin	Assistant Secretary
Stephen J. Toretto	Assistant Secretary

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

		(3)
(1)	(2)	Compensation on
Name of	Net Underwriting	Events Occasioning	(4)	(5)
Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

     Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 22nd day of April, 2008.

PACIFIC SELECT EXEC SEPARATE ACCOUNT (Registrant)

BY: PACIFIC LIFE & ANNUITY COMPANY (Depositor)

By:

James T. Morris* President and Chief Executive Officer

*By:	/s/ SHARON A. CHEEVER

Sharon A. Cheever as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-6 for the Pacific Select Exec Separate Account filed February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160, and incorporated by reference herein.)

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, President and Chief Executive Officer	, 2008

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2008

/s/ SHARON A. CHEEVER Sharon A. Cheever	Director, Senior Vice President and General Counsel	, 2008

Audrey L. Milfs*	Director, Vice President and Corporate Secretary	, 2008

Michael A. Bell*	Executive Vice President	, 2008

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	, 2008

Denis P. Kalscheur	Vice President and Treasurer	, 2008

Brian D. Klemens*	Vice President and Controller	, 2008

*By:	/s/ SHARON A. CHEEVER

	Sharon A. Cheever as attorney-in-fact	April 22, 2008

(Powers of Attorney are contained as Exhibit 18 in Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-6 for Pacific Select Exec Separate Account filed February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160, and incorporated by reference herein.)

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